                                                                   Exhibit 4.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                      COPELCO CAPITAL FUNDING TRUST 98-A,
                                    Issuer

                   MANUFACTURERS AND TRADERS TRUST COMPANY,
                                    Trustee

                                      and

                            COPELCO CAPITAL, INC.,
                                   Servicer

                            ----------------------


                                   INDENTURE

                           Dated as of July 1, 1998

                            ----------------------


                 $___________ in aggregate principal amount of
                      Lease-Backed Notes, Series 1998-A,
                                consisting of:

             $____________ of _____% Class A-1 Lease-Backed Notes

             $____________ of _____% Class A-2 Lease-Backed Notes

             $____________ of _____% Class A-3 Lease-Backed Notes

             $____________ of _____% Class A-4 Lease-Backed Notes

              $____________ of _____% Class B Lease-Backed Notes

              $____________ of _____% Class C Lease-Backed Notes

              $____________ of _____% Class D Lease-Backed Notes

              $____________ of _____% Class E Lease-Backed Notes

         $____________ of _____% Class R-1 Lease Residual-Backed Notes

         $____________ of _____% Class R-2 Lease Residual-Backed Notes


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                         Page


ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF
     GENERAL APPLICATION...................................................4

SECTION 1.01.  General Definitions.........................................4
SECTION 1.02.  Compliance Certificates and Opinions........................23
SECTION 1.03.  Form of Documents Delivered to Trustee......................24
SECTION 1.04.  Acts of Noteholders, etc....................................25
SECTION 1.05.  Notices, etc., to Trustee, Servicer, Trust and
               Rating Agencies.............................................26
SECTION 1.06.  Notice to Noteholders; Waiver...............................27
SECTION 1.07.  Effect of Headings and Table of Contents....................27
SECTION 1.08.  Successors and Assigns......................................27
SECTION 1.09.  GOVERNING LAW...............................................27
SECTION 1.10.  Legal Holidays..............................................27
SECTION 1.11.  Execution in Counterparts...................................28
SECTION 1.12.  Inspection..................................................28
SECTION 1.13.  Survival of Representations and Warranties..................28

ARTICLE II THE NOTES.......................................................29

SECTION 2.01.  General Provisions..........................................29
SECTION 2.02.  Execution, Authentication, Delivery, and Dating.............32
SECTION 2.03.  Transfer and Exchange.......................................32
SECTION 2.04.  Mutilated, Destroyed, Lost and Stolen Notes.................33
SECTION 2.05.  Book-Entry Registration of Class A Notes, Class B
               Notes, Class C Notes and Class D Notes......................34
SECTION 2.06.  Notice to Clearing Agency...................................35
SECTION 2.07.  Definitive Class A Notes, Class B Notes, Class C
               Notes and Class D Notes.....................................36
SECTION 2.08.  Payment of Interest and Principal; Rights Preserved.........37
SECTION 2.09.  Persons Deemed Owners.......................................37
SECTION 2.10.  Cancellation................................................37
SECTION 2.11.  Noteholder Lists............................................37
SECTION 2.12.  Treasury Securities.........................................38

ARTICLE III ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION AND APPLICATION
     OF MONEYS; REPORTS....................................................38

SECTION 3.01.  Trust Accounts; Investments by Trustee......................38
SECTION 3.02.  Collection of Moneys........................................40
SECTION 3.03.  Collection Account; Payments................................41
SECTION 3.04.  The Residual Account; Payments..............................43
SECTION 3.05.  The Reserve Account.........................................44
SECTION 3.06.  The Liquidity Reserve Account...............................45
SECTION 3.07.  Reports by Trustee; Notices of Certain Payments.............45

SECTION 3.08.  Trustee May Rely on Certain Information from Copelco and Servicer................................................47

ARTICLE IV RELEASE OF LEASES AND EQUIPMENT.................................47

SECTION 4.01.  Release of Equipment........................................47
SECTION 4.02.  Release of Leases Upon Final Lease Payment..................47
SECTION 4.03.  Execution of Documents......................................48

ARTICLE V SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER..................48

SECTION 5.01.  Servicer Events of Default..................................48
SECTION 5.02.  Substitute Servicer.........................................48

ARTICLE VI EVENTS OF DEFAULT; REMEDIES.....................................49

SECTION 6.01.  Events of Default...........................................49
SECTION 6.02.  Acceleration of Maturity; Rescission and Annulment..........50
SECTION 6.03.  Remedies....................................................50
SECTION 6.04.  Trustee Shall File Proofs of Claim..........................51
SECTION 6.05.  Trustee May Enforce Claims Without Possession of Notes......52
SECTION 6.06.  Application of Money Collected..............................52
SECTION 6.07.  Limitation on Suits.........................................53
SECTION 6.08.  Unconditional Right of Noteholders to Receive Principal
               and Interest................................................54
SECTION 6.09.  Restoration of Rights and Remedies..........................54
SECTION 6.10.  Rights and Remedies Cumulative..............................55
SECTION 6.11.  Delay or Omission Not Waiver................................55
SECTION 6.12.  Control by Noteholders......................................55
SECTION 6.13.  [Reserved]..................................................55
SECTION 6.14.  Undertaking for Costs.......................................56
SECTION 6.15.  Waiver of Stay or Extension Laws............................56
SECTION 6.16.  Sale of Trust Estate........................................56

ARTICLE VII THE TRUSTEE....................................................58

SECTION 7.01.  Certain Duties and Responsibilities.........................58
SECTION 7.02.  Notice of Defaults or Events of Default.....................59
SECTION 7.03.  Certain Rights of Trustee...................................59
SECTION 7.04.  Not Responsible for Recitals or Issuance of Notes...........60
SECTION 7.05.  May Hold Notes..............................................60
SECTION 7.06.  Money Held in Trust.........................................60
SECTION 7.07.  Compensation, Reimbursement, etc............................60
SECTION 7.08.  Corporate Trustee Required; Eligibility.....................61
SECTION 7.09.  Resignation and Removal; Appointment of Successor...........61
SECTION 7.10.  Acceptance of Appointment by Successor......................62
SECTION 7.11.  Merger, Conversion, Consolidation or Succession
               to Business.................................................62
SECTION 7.12.  Co-trustees and Separate Trustees...........................63
SECTION 7.13.  Acceptance by Trustee.......................................64
SECTION 7.14.  Preferential Collection of Claims Against the Trust.........64
SECTION 7.15.  Reports by Trustee to Noteholders...........................64

SECTION 7.16.  No Proceedings..............................................65

ARTICLE VIII COVENANTS.....................................................65

SECTION 8.01.  Payment of Principal and Interest...........................65
SECTION 8.02.  Maintenance of Office or Agency; Chief Executive Office.....65
SECTION 8.03.  Money for Payments to Noteholders to be Held in Trust.......65
SECTION 8.04.  Corporate Existence; Merger; Consolidation, etc.............67
SECTION 8.05.  Protection of Trust Estate; Further Assurances..............67
SECTION 8.06.  [Reserved]..................................................68
SECTION 8.07.  Performance of Obligations; Sales and Servicing Agreement...68
SECTION 8.08.  Negative Covenants..........................................68
SECTION 8.09.  Information as to Trust.....................................69
SECTION 8.10.  Taxes.......................................................69
SECTION 8.11.  Indemnification.............................................70
SECTION 8.12.  Commission Reports; Reports to Trustee; Reports to
               Noteholders.................................................70

ARTICLE IX SUPPLEMENTAL INDENTURES.........................................71

SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders......71
SECTION 9.02.  Supplemental Indentures with Consent of Noteholders.........71
SECTION 9.03.  Execution of Supplemental Indentures........................72
SECTION 9.04.  Effect of Supplemental Indentures...........................72
SECTION 9.05.  Reference in Notes to Supplemental Indentures...............73
SECTION 9.06.  Compliance with Trust Indenture Act.........................73

ARTICLE X SATISFACTION AND DISCHARGE.......................................73

SECTION 10.01.  Satisfaction and Discharge of Indenture....................73
SECTION 10.02.  Application of Trust Money.................................74

ARTICLE XI MISCELLANEOUS...................................................74

SECTION 11.01.  Trust Indenture Act Controls...............................74
SECTION 11.02.  Communication by Noteholders with Other Noteholders........74
SECTION 11.03.  Officers' Certificate and Opinion of Counsel as to
                Conditions Precedent.......................................75
SECTION 11.04.  Statements Required in Certificate or Opinion..............75
SECTION 11.05.  Nonpetition................................................75

                                   SCHEDULES
SCHEDULE 1    Leases

                                   EXHIBITS

EXHIBIT A     Forms of Notes and Form of Trustee's Certificate of
              Authentication
EXHIBIT B     Form of Investor Letter

                      COPELCO CAPITAL FUNDING TRUST 98-A

                 Reconciliation and Tie between the Indenture
                       dated as of July __, 1998 and the
                    Trust Indenture Act of 1939, as amended

     Trust Indenture Act Section                   Indenture Section
         ss. 310  (a)(1)........................ss. 7.08
                   (a)(2).......................    7.08
                   (a)(3).......................    Not Applicable
                   (a)(4).......................    Not Applicable
                   (b)                              7.08; 7.09; 6.07;
                        ........................    1.05; 1.06
                   (c)..........................    Not Applicable
              311  (a)..........................    7.14
                   (b)..........................    7.14
              312  (a)..........................    2.11
                   (b)..........................    12.02
                   (c)..........................    12.02
              313  (a)..........................    7.15
                   (b)(1).......................    Not Applicable
                   (b)(2).......................    7.15
                   (c)..........................    7.15; 1.06
                   (d)..........................    7.15
              314  (a)..........................    8.12; 8.09; 1.06
                   (b)..........................    Not Applicable
                   (c)(1).......................    12.03
                   (c)(2).......................    12.03
                   (c)(3).......................    12.01
                   (d)..........................    12.01
                   (e)..........................    12.04
                   (f)..........................    Not Applicable
              315  (a)..........................    7.01(a)
                   (b)..........................    7.02; 1.06
                   (c)..........................    7.01(b)
                   (d)..........................    7.01(c)
                   (e)..........................    6.14
              316  (a) (last sentence)..........    2.12
                   (a)(1)(A)....................    6.12
                   (a)(1)(B)....................    6.13
                   (a)(2).......................    Not Applicable
              317  (a)(1).......................    6.03(c)
                   (a)(2).......................    6.04
                   (b)..........................    8.03(c)
              318  (a)..........................    12.01
                   (c)..........................    12.01

                                   INDENTURE

                  This INDENTURE dated as of July __, 1998, is between COPELCO CAPITAL FUNDING TRUST 98-A, a Delaware business trust (herein called the "Trust"), MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as trustee (herein called the "Trustee"), and COPELCO CAPITAL, INC., as servicer (herein called the "Servicer").

                                   RECITALS

                  The Trust has duly authorized the issuance of $____________ in aggregate principal amount of its Lease-Backed Notes, Series 1998-A, consisting of $____________ aggregate principal amount of _____% Class A-1 Lease-Backed Notes (the "Class A-1 Notes"), $__________ aggregate principal amount of ____% Class A-2 Lease-Backed Notes (the "Class A-2 Notes"), $___________ aggregate principal amount of _____% Class A-3 Lease-Backed Notes (the "Class A-3 Notes"), $______________ aggregate principal amount of _____% Class A-4 Lease-Backed Notes (the "Class A-4 Notes", together with the Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes, the "Class A Notes"), $____________ aggregate principal amount of _____% Class B Lease-Backed Notes (the "Class B Notes"), $_____________ aggregate principal amount of _____% Class C Lease-Backed Notes (the "Class C Notes"), $___________ aggregate principal amount of ____% Class D Lease-Backed Notes (the "Class D Notes"), $_________ aggregate principal amount of ____% Class E Lease-Backed Notes (the "Class E Notes", together with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes are referred to collectively as the "Receivable Notes"), $____________ aggregate principal amount of _____%, Class R-1 Residual Notes (the "Class R-1 Notes"), and $____________ aggregate principal amount of ____% Class R-2 Residual Notes (the "Class R-2 Notes"; together with the Class R-1 Notes, the Class R Notes; the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class R Notes are referred to collectively as the "Notes"), of substantially the tenor hereinafter set forth, and to provide therefor the Trust has duly authorized the execution and delivery of this Indenture. The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class R Notes shall be entitled to payments of interest and principal as set forth herein.

                  All things necessary to make the Notes, when executed by the Trust and authenticated and delivered hereunder, the valid obligations of the Trust, and to make this Indenture a valid agreement of the Trust, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders, as follows:

                                GRANTING CLAUSE

                  The Trust hereby Grants to the Trustee on the Issuance Date, for the benefit and security of the Noteholders, all of the Trust's right, title and interest in and to (a) the Leases and all Lease Payments, Casualty Payments, Warranty Payments, Termination Payments and other amounts now due or becoming due with respect thereto since the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease and any payments due before the Cut-Off Date) and all Additional Leases and Substitute Leases and all Lease Payments, Casualty Payments, Warranty Payments, Termination Payments and other amounts due or becoming due with respect thereto since the effective date of their respective addition or substitution (other than any prepayments of rent required by the terms of any Lease at or before the commencement of the Lease and any payments due before the effective date of such addition or substitution), (b) all rights of the Trust to or under any guarantees of or collateral (including all rights of the Trust in any security deposits and the Trust's right to repayment by Copelco Capital, Inc. ("Copelco") of any Inter-Company loans pursuant to Section 13.01 of the Sales and Servicing Agreement) for the Lessee's obligations under any Lease, (c) all interests of the Trust in the Equipment at any time subject to any Lease, including any security interest of Copelco in the Equipment, (d) all moneys from time to time held by the Trustee pursuant to Section 3.01(a) hereof pending deposit in one of the accounts referred to therein, (e) all moneys from time to time on deposit in any of the Trust Accounts, including all investments and income from the investment of such moneys, (f) all rights of the Trust under the Sales and Servicing Agreement, and (g) all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or other property (collectively, the Granted Assets). Such Grant is made in trust to secure (i) the payment of all amounts due on the Notes, in accordance with their terms, equally and ratably without prejudice, priority, or distinction among any of the Notes, respectively, by reason of differences in time of issuance or otherwise, (ii) the payment of all other sums payable under this Indenture with respect to the Notes and (iii) compliance with the provisions of this Indenture with respect to the Notes.

                  The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders may be adequately and effectively protected as hereinafter provided.

                                  ARTICLE I

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 1.01. General Definitions.

                  Except as otherwise specified or as the context may otherwise require, the following terms have the meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  Act: with respect to any Noteholder, as defined in Section
1.04.

                  Additional Lease: as defined in Section 12 of the Sales and Servicing Agreement.

                  Additional Principal: with respect to each Payment Date equals (a) zero if each of the Class Target Investor Principal Amounts for Classes B, C, D, and E exceed their respective Class Floors on such Payment Date and (b) in each other case the excess, if any, of (i)(A) the Outstanding Principal Balance of the Notes plus the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to payments on such Payment Date minus (B) the Discounted Present Value of the Performing Leases as of the related Determination Date, over (ii) the sum of the Class A Principal Payment, the Class B Principal Payment, the Class C Principal Payment, the Class D Principal Payment and the Class E Principal Payment to be paid on such Payment Date.

                  Affiliate: of any specified Person: any other Person which directly or indirectly controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  Authorized Officer: with respect to any matter, any officer of or other Person representing the Trust, Copelco or the Servicer, as the case may be, who is authorized to act for the Trust, Copelco or the Servicer, as the case may be.

                  Available Funds: With respect to any Payment Date, the amount on deposit in the Collection Account with respect to the immediately preceding Due Period, including, without limitation, (a) Lease Payments due during the immediately preceding Due Period (net of any Excess Copy Charges, Maintenance Charges and Fee Per Scan Charges), (b) recoveries from Non-Performing Leases to the extent the Seller has not substituted Substitute Leases for such Non-Performing Leases (except to the extent required to reimburse unreimbursed Servicer Advances pursuant to Section 5 of the Sales and Servicing Agreement); (c) proceeds from repurchases by Copelco of Leases as a result of breaches of representations and warranties by Copelco to the extent Copelco has not substituted Substitute Leases for such Leases; (d) proceeds from the investment of funds in the Collection Account and the Reserve Account; (e) Casualty Payments; (f) Servicer Advances; (g) Termination Payments; (h) late charges on delinquent Lease Payments not advanced by the Servicer and (i) to the extent there occurs an Available Funds Shortfall, funds, if any, on deposit in the Reserve Account; provided that Available Funds shall not include Residual Realizations.

                  Available Reserve Amount: the amount on deposit in the Reserve Account.

                  Available Funds Shortfall:  as defined in Section 3.05(b).

                  Book-Entry Class A-1 Notes: beneficial interests in the Class A-1 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

                  Book-Entry Class A-2 Notes: beneficial interests in the Class A-2 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

                  Book-Entry Class A-3 Notes: beneficial interests in the Class A-3 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

                  Book-Entry Class A-4 Notes: beneficial interests in the Class A-4 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

                  Book-Entry Class B Notes: beneficial interests in the Class B Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

                  Book-Entry Class C Notes: beneficial interests in the Class C Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

                  Book-Entry Class D Notes: beneficial interests in the Class D Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

                  Business Day: any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the city in which the Corporate Trust Office and the Servicer is located are authorized or obligated by law or executive order to remain closed.

                  Casualty Payment: any payment pursuant to a Lease on account of the loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Equipment subject thereto which results, in accordance with the terms of the Lease, in a reduction in the number or amount of any future Lease Payments due thereunder or in the termination of the Lessee's obligation to make future Lease Payments thereunder.

                  Cede & Co.: the initial registered holder of the Class A Notes and the Class B Notes, acting as nominee of The Depository Trust.

                  Class A Notes:  as defined in the Recitals hereto.

                  Class A Percentage:  _____%

                  Class A Principal Payment: (a) while the Class A-1 Notes are outstanding, (i) on all Payment Dates prior to the August 1999 Payment Date, the lesser of (1) the amount necessary to reduce the Outstanding Principal Amount on the Class A-1 Notes to zero and (2) the difference between (a) the Discounted Present Value of the Performing Leases as of the previous Determination Date and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date, and (ii) on the August 1999 Payment Date, the entire Outstanding Principal Amount on the Class A-1 Notes, and (b) after the Class A-1 Notes have been paid in full, the amount necessary to reduce the aggregate Outstanding Principal Amount on the Class A Notes to the Class A Target Investor Principal Amount.

                  Class A Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class A Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

                  Class A-1 Note Interest Rate: the rate at which interest accrues on the Class A-1 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to _____%.

                  Class A-1 Note Owner: with respect to a Book-Entry Class A-1 Note, the Person who is the beneficial owner of such Book-Entry Class A-1 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  Class A-1 Noteholder: Cede & Co. or a holder of a Definitive Class A-1 Note.

                  Class A-1 Notes:  as defined in the Recitals hereto.

                  Class A-2 Note Interest Rate: the rate at which interest accrues on the Class A-2 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to _____%.

                  Class A-2 Note Owner: with respect to a Book-Entry Class A-2 Note, the Person who is the beneficial owner of such Book-Entry Class A-2 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  Class A-2 Noteholder: Cede & Co. or a holder of a Definitive Class A-2 Note.

                  Class A-2 Notes:  as defined in the Recitals hereto.

                  Class A-3 Note Interest Rate: the rate at which interest accrues on the Class A-3 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to _____%.

                  Class A-3 Note Owner: with respect to a Book-Entry Class A-3 Note, the Person who is the beneficial owner of such Book-Entry Class A-3 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  Class A-3 Noteholder: Cede & Co. or a holder of a Definitive Class A-3 Note. Class A-3 Notes: as defined in the Recitals hereto.

                  Class A-4 Note Interest Rate: the rate at which interest accrues on the Class A-4 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to ____%.

                  Class A-4 Note Owner: with respect to a Book-Entry Class A-4 Note, the Person who is the beneficial owner of such Book-Entry Class A-4 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  Class A-4 Noteholder: Cede & Co. or a holder of a Definitive Class A-4 Note.

                  Class A-4 Notes:  as defined in the Recitals hereto.

                  Class B Floor: with respect to each Payment Date, an amount equal to the total of (a) 2.70% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Outstanding Principal Amount of the Class C Notes, the Outstanding Principal Amount of the Class D Notes, the Outstanding Principal Amount of the Class E Notes and the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date.

                  Class B Note Interest Rate: the rate at which interest accrues on the Class B Notes, which rate shall be _____% per annum.

                  Class B Note Owner: with respect to a Book-Entry Class B Note, the Person who is the beneficial owner of such Book-Entry Class B Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  Class B Noteholder: Cede & Co. or a holder of a Definitive Class B Note.
                  Class B Notes: as defined in the Recitals hereto.

                  Class B Percentage:  _____%.

                  Class B Principal Payment: (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class B Notes to the greater of the Class B Target Investor Principal Amount and the Class B Floor.

                  Class B Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class B Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

                  Class C Floor: With respect to each Payment Date, the amount equal to the total of (a) 2.20% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Outstanding Principal Amount of the Class D Notes, the Outstanding Principal Amount of the Class E Notes, and the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date; provided, however, that if the Outstanding Principal Amount of the Class B Notes is less than or equal to the Class B Floor on such Payment Date, the Class C Floor will equal the Outstanding Principal Amount of the Class C Notes utilized in the calculation of the Class B Floor for such Payment Date.

                  Class C Note Interest Rate: the rate at which interest accrues on the Class C Notes, which rate shall be _____% per annum.

                  Class C Note Owner: with respect to a Book-Entry Class C Note, the Person who is the beneficial owner of such Book-Entry Class C Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  Class C Noteholder: Cede & Co. or a holder of a Definitive Class C Note.

                  Class C Notes:  as defined in the Recitals hereto.

                  Class C Percentage:  ______%.

                  Class C Principal Payment: (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class C Notes to the greater of the Class C Target Investor Principal Amount and the Class C Floor.

                  Class C Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class C Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Payment Date.

                  Class D Floor: with respect to each Payment Date, an amount equal to the total of (a) 1.80% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Outstanding Principal Amount of the Class E Notes, and the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date; provided, however, that if the Outstanding Class C Principal Amount is less than or equal to the Class C Floor on such Payment Date, the Class D Floor will equal the Outstanding Class D Principal Amount utilized in the calculation of the Class C Floor Amount for such Payment Date.

                  Class D Note Interest Rate: the rate at which interest accrues on the Class D Notes, which rate shall be _____% per annum.

                  Class D Note Owner: with respect to a Book-Entry Class D Note, the Person who is the beneficial owner of such Book-Entry Class D Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  Class D Noteholder: Cede & Co. or a holder of a Class D
Note.

                  Class D Notes: as defined in the Recitals hereto.

                  Class D Percentage:  ______%.

                  Class D Principal Payment: (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class D Notes to the greater of the Class D Target Investor Principal Amount and the Class D Floor.

                  Class D Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class D Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Payment Date.

                  Class E Floor: With respect to each Payment Date, an amount equal to the total of (a) 1.20% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date; provided, however, that if the Outstanding Principal Amount of the Class D Notes is less than or equal to the Class D Floor on such Payment Date, the Class E Floor will equal the Outstanding Principal Amount of the Class E Notes utilized in the calculation of the Class D Floor for such Payment Date.

                  Class E Note Interest Rate: the rate at which interest accrues on the Class E Notes, which rate shall be _____% per annum.

                  Class E Noteholder:  a holder of a Class E Note.

                  Class E Notes:  as defined in the Recitals hereto.

                  Class E Percentage:  ______%.

                  Class E Principal Payment: (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class E Notes to the greater of the Class E Target Investor Principal Amount and the Class E Floor.

                  Class E Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class E Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Payment Date.

                  Class R Notes:  as defined in the Recitals hereto.

                  Class R-1 Notes:  as defined in the Recitals hereto.

                  Class R-1 Note Interest Rate. the rate of which interest accrues on the Class R-1 Notes, which rate shall be ____% per annum.

                  Class R-1 Noteholder.  a holder of a Class R-1 Note.

                  Class R-2 Notes:  as defined in the Recitals hereto.

                  Class R-2 Note Interest Rate. the rate of which interest accrues on the Class R-2 Notes, which rate shall be ____% per annum.

                  Class R-2 Noteholder. a holder of a Class R-2 Note.

                  Clearing Agency: an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                  Clearing Agency Participant: a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  Collection Account: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

                  Commission:  the Securities and Exchange Commission.

                  Copelco: Copelco Capital, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors.

                  Copelco Funding: Copelco Capital Funding LLC 98-1, a limited liability company organized and existing under the laws of the State of Delaware, and its successors.

                  Corporate Trust Office: the principal corporate trust office of the Trustee located at One M&T Plaza, 7th Floor, Buffalo, New York 14203, or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Trust and Copelco.

                  Cumulative Loss Amount: with respect to each Payment Date, an amount equal to the excess, if any, of (a) the total of (i) the Outstanding Principal Amount of the Notes as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, plus (ii) the Overcollateralization Balance as of the immediately preceding Payment Date, minus (iii) the lesser of (a) the Discounted Present Value of the Performing Leases as of the Determination Date relating to the immediately preceding Payment Date minus the Discounted Present Value of the Performing Leases as of the related Determination Date and (b) Available Funds for such Payment Date remaining after the payment of amounts owing the Servicer and in respect of interest on the Receivable Notes on such Payment Date over (b) the Discounted Present Value of Performing Leases as of the related Determination Date.

                  Cut-Off Date:  the close of business on June 30, 1998.

                  DCR:  Duff & Phelps Credit Rating Co, and any such successor.

                  Default: any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  Definitive Note: a definitive, fully registered Note issued pursuant to Section 2.07.

                  Delinquent Lease: as of any Determination Date, any Lease (other than a Lease which became a Non-Performing Lease prior to such Determination Date) with respect to which the Lessee has not paid all Lease Payments then due.

                  Depository Agreement: the letter of representations, between the Trust and the Depository Trust, as Clearing Agency.

                  Determination Date: with respect to any Payment Date, the fifth Business Day immediately preceding such Payment Date.

                  Discount Rate: with respect to any Determination Date, _____%, which equals the sum of (a) the weighted-average interest rate of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes on the Issuance Date weighted by the expected weighted average life of each Class of Notes and (b) the Servicing Fee rate of ____% per annum.

                  Discounted Present Value of the Leases: with respect to any Lease as of the Cut-Off Date or any date thereafter, an amount equal to the net present value of all Lease Payments (not including delinquent amounts) to become due thereunder following the Cut-Off Date or the Due Period preceding the following Payment Date, as the case may be (determined by discounting on a monthly basis (assuming a calendar year consisting of twelve 30-day months), at a rate equal to the Discount Rate, each such Lease Payment from the Payment Date following such Lease Payment to such date). In determining the Discounted Present Value of the Leases on any Determination Date or with respect to a Payment Date, the future remaining Lease Payments will be calculated after giving effect to any payments received prior to such date of calculation to the extent such payments relate to Lease Payments due and payable by the Lessees with respect to the related Due Period and any prior Due Period.

                  Discounted Present Value of the Delinquent Leases: with respect to any Payment Date or Determination Date, the Discounted Present Value of the Leases that are not Non-Performing Leases as to which a Lease Payment, or any portion thereof, was 63 or more days overdue as of the last day of the Due Period immediately preceding such Payment Date.

                  Discounted Present Value of the Performing Leases: the Discounted Present Value of the Leases, reduced by the Discounted Present Value of the Leases that are Non-Performing Leases. In determining the Discounted Present Value of the Performing Leases on any Determination Date or with respect to a Payment Date, the future remaining Lease Payments will be calculated after giving effect to any payments received prior to such date of calculation to the extent such payments relate to Lease Payments due and payable by the Lessees with respect to the related Due Period and any prior Due Period.

                  Due Period: with respect to any Payment Date and the Determination Date with respect thereto, the period beginning on the first day and ending on the last day of the calendar month prior to the month in which such Payment Date and such Determination Date occurs.

                  Eligible Account: either (a) an account maintained with a depository institution or trust acceptable to each of the Rating Agencies or
(b) a trust account or similar account maintained in the corporate trust department with a federal or state chartered depository institution, which may be an account maintained with the Trustee.

                  Eligible Investments: any one or more of the following obligations or securities:

                  (a) direct non-callable obligations of, and non- callable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (b) demand and time deposits in, certificates of deposits of, and bankers' acceptances issued by, any depository institution or trust (including the Trustee acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof, having a combined capital and surplus of at least $[100,000,000], and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust (or, in the case of a depository institution that is the principal subsidiary of a holding Trust, the commercial paper or other short-term debt obligations of such holding Trust) have the highest short-term credit ratings available from S&P, Moody's and, to the extent rated by DCR and Fitch, DCR and Fitch;

                  (c) repurchase obligations with respect to and collateralized by (i) any security described in clause (a) above or (ii) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in each case entered into with a depository institution or trust (acting as principal) of the type described in clause (b) above; provided that the Trustee has taken delivery of such security;

                  (d) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations) payable on demand or on a specified date not more than one year after the date of issuance thereof having the highest short-term credit ratings from S&P, Moody's and, to the extent rated by DCR and Fitch, DCR and Fitch at the time of such investment;

                  (e) money market funds that redeem their shares on demand, invest only in other Eligible Investments, and are rated AAAm or AAAm-G by S&P and Aaa by Moody's;

                  (f) demand notes payable on demand having the highest short term credit ratings from S&P, and to the extent rated by DCR and Fitch, DCR and Fitch at the time of such investment;

                  (g) funding agreements or guaranteed investment contracts payable on demand having the highest short term credit ratings from S&P, and to the extent rated by DCR and Fitch, DCR and Fitch at the time of such investment; and

                  (h) such other investments as may be approved by S&P, DCR and Fitch.

                  Equipment: each item of personal property, together with any replacement parts, additions, and repairs thereto, any replacements thereof, and any accessories incorporated therein and/or affixed thereto, subject to a Lease or, following expiration or termination of the Lease to which the same was previously subject, remaining subject to the lien of this Indenture in accordance with the provisions hereof.

                  Event of Default: as defined in Section 6.01.

                  Exchange Act: the Securities Exchange Act of 1934, as amended.

                  Excess Copy Charge: with respect to any Lease, means the amount owing by such Lessee under such Lease reflecting usage of the related Equipment in excess of a specified copy amount per month.

                  Fee Per Scan Charge: with respect to any Lease, means the amount owing by such Lessee under such Lease reflecting usage of the related Equipment in excess of a specified scan amount per month.

                  Financing Statement: as defined in Section 14 of the Sales and Servicing Agreement.

                  Fitch: Fitch IBCA Inc.

                  Governmental Authority: Any court or federal or state regulatory body, administrative agency or other tribunal or other governmental instrumentality.

                  Grant: grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. The Grant of the Trust Estate effected by this Indenture shall include all rights, powers, and options (but none of the obligations) of the Trust with respect thereto, including, without limitation, the immediate and continuing right to claim for, collect, receive, and give receipts for Lease Payments in respect of the Leases and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Trust or otherwise, and generally to do and receive anything that the Trust is or may be entitled to do or receive thereunder or with respect thereto.

                  Granted Assets: as defined in the Granting Clause.

                  Holder:  a holder of a Note.

                  Indenture: this instrument as originally executed and as from time to time supplemented or amended pursuant to the applicable provisions hereof.

                  Initial ADRB: Initial Aggregate Discounted Residual Balance of the Leases (the "Initial ADRB") equals [$92,962,853]. Initial ADRB means the sum of the discounted present value of ___% of the Booked Residual Values of all Leases, as of the Cut-Off Date, discounted monthly at one twelfth the Residual Discount Rate.

                  Initial Booked Residual Value: $___________.

                  Initial Payment Date: August 17, 1998.

                  Inter-Company Loans: as defined in Section 15.01 of the Sales and Servicing Agreement.

                  Interest Payments: as defined in Section 2.01(c).

                  Issuance Date: August __, 1998.

                  Lease: at any time, each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) described in Schedule 1 hereto, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof unless and until released from the lien of this Indenture.

                  Lease Delinquency Payment: any payment made with respect to a Lease in an amount equal to all or part of any specific Lease Payment due with respect to such Lease (a) by the Servicer pursuant to Section 4.01 of the Sales and Servicing Agreement, (b) by a transfer from the Reserve Account pursuant to Section 3.04, or (c) by the Trust in its sole discretion.

                  Lease Payment: each periodic installment of rent payable by a Lessee under a Lease. Casualty Payments, Termination Payments, prepayments of rent required pursuant to the terms of a Lease, at or before the commencement of the Lease, payments becoming due on or before the Cut-Off Date and supplemental or additional payments required by the terms of a Lease with respect to taxes, insurance, maintenance (including, without limitation, any Maintenance Charges), or other specific charges shall not be Lease Payments hereunder. For purposes of calculating the Discounted Present Value of the Leases and the Discounted Present Value of the Performing Leases, the amount of any Excess Copy Charges and Fee Per Scan Charges that may be payable under such Lease shall not be included in such calculation.

                  Lease Repurchase Amount: as defined in Section 12 of the Sales and Servicing Agreement.

                  Lessee: with respect to any Lease, the lessee thereunder.

                  Lien: as defined in Section 12 of the Sales and Servicing Agreement.

                  "Liquidity Reserve Account": the account by that name established and maintained by the Trustee pursuant to Section 3.01.

                  Maintenance Charges: with respect to any Lease, the amount owing by the Lessee under the terms of the related Lease in respect of maintenance services being provided in connection therewith.

                  Maturity: with respect to any installment of principal of or interest on any Note, the date on which such installment is due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, or otherwise.

                  Moody's: Moody's Investor Services, Inc. and any successors thereto.

                  Nominal Buy-Out Lease: as defined in Section 12 of the Sales and Servicing Agreement.

                  Non-Performing Lease: as of any Determination Date, any Lease with respect to which at any time following the Cut-Off Date or related Transfer Date, as the case may be, either (a) a Lease Payment, or any portion thereof, was 123 or more days overdue as of the last day of the Due Period with respect to such Determination Date, unless on or before such Determination Date such Lease Payment (or portion thereof) has been paid or
(b) the Servicer has accelerated the remaining payments or has determined such Lease to be uncollectible in accordance with the Servicer's customary practices prior to the last day of the Due Period with respect to such Determination Date.

                  Noteholder: at any time, any Person in whose name a Note is registered in the Note Register.

                  Note Interest Rate: the Class A-1 Note Interest Rate, the Class A-2 Note Interest Rate, the Class A-3 Note Interest Rate, the Class A-4 Interest Rate, the Class B Note Interest Rate, the Class C Note Interest Rate, the Class D Note Interest Rate or the Class E Note Interest Rate, as the case may be.

                  Note Owner:  the owner of a Note issued hereunder.

                  Note Register:  as defined in Section 2.03.

                  Notes: any notes authorized by, and authenticated and delivered under, this Indenture.

                  Officers' Certificate: a certificate delivered to the Trustee and signed by the Chairman, the President, or a Vice President of the Trust, and by another Vice President, the Treasurer, and Assistant Treasurer, the Secretary, or an Assistant Secretary of the Trust who is not the same Person as the other officer signing such certificate.

                  Opinion of Counsel: a written opinion, which shall be satisfactory in form and substance to the Trustee, of counsel who may, except as otherwise expressly provided in this Indenture, be inside or outside counsel for the Trust and who shall be satisfactory to the Trustee.

                  Other Lease Payments: all payments on or in respect of leases which are not Lease Payments, Lease Delinquency Payments, Casualty Payments, Termination Payments, Similar Transaction Payments or Residual Realizations.

                  Outstanding: with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee in trust for the holders of such Notes; and

                  (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation;

provided, however, that in determining whether the holders of the requisite percentage of the Outstanding Principal Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Trust or any Affiliate of the Trust shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

                  Outstanding Class A Principal Amount: The aggregate principal amount of the Class A Notes Outstanding at any time.

                  Outstanding Class A-1 Principal Amount: the aggregate principal amount of the Class A-1 Notes Outstanding at any time.

                  Outstanding Class A-2 Principal Amount: the aggregate principal amount of the Class A-2 Notes Outstanding at any time.

                  Outstanding Class A-3 Principal Amount: the aggregate principal amount of the Class A-3 Notes Outstanding at any time.

                  Outstanding Class A-4 Principal Amount: the aggregate principal amount of the Class A-4 Notes Outstanding at any time.

                  Outstanding Class B Principal Amount: the aggregate principal amount of the Class B Notes Outstanding at any time.

                  Outstanding Class C Principal Amount: the aggregate principal amount of the Class C Notes Outstanding at any time.

                  Outstanding Class D Principal Amount: the aggregate principal amount of the Class D Notes Outstanding at any time.

                  Outstanding Class E Principal Amount: the aggregate principal amount of the Class E Notes Outstanding at any time.

                  Outstanding Class R-1 Principal Amount: the aggregate principal amount of the Class R-1 Notes Outstanding at any time.

                  Outstanding Class R-2 Principal Amount: the aggregate principal amount of the Class R-2 Notes Outstanding at any time.

                  Outstanding Principal Amount: the aggregate unpaid principal amount of the Notes Outstanding at any time.

                  Overcollateralization Balance: with respect to each Payment Date is an amount equal to the excess, if any, of (a) the Discounted Present Value of Performing Leases as of the related Determination Date over (b) the sum of the Outstanding Principal Amount of the Receivable Notes as of such Payment Date after giving effect to all principal payments made on that day.

                  Paying Agent: each agent of the Trust appointed for the purpose of making payments on the Notes, including the Trustee.

                  Payment Date: the 15th day of each month (or the next Business Day thereafter if such day is not a Business Day), commencing on the Initial Payment Date, and ending on the latest Stated Maturity.

                  Person: any individual, corporation, partnership, joint venture, association, limited liability Trust, joint stock Trust, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  Placement Agent Agreement: the Placement Agent Agreement, among the Trust, Copelco, and First Union Capital Markets, a division of Wheat First Securities, Inc.

                  Predecessor Notes: with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.04 in lieu of a lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee).

                  Principal Payments:  as defined in Section 2.01(b).

                  Rating Agency: DCR, Fitch and S&P.

                  Receivable Noteholder: at any time, any Person in whose name a Receivable Note is registered in the Note Register.

                  Record Date: with respect to any Payment Date, the last day of the calendar month immediately preceding such Payment Date.

                  Required Deposit Date: as defined in Section 3.03(a).

                  Required Liquidity Reserve: during the first 40 months from the Cut-Off Date, $________ and thereafter, $________.

                  Required Payment: as defined in Section 3.04(b).

                  Required Reserve Amount: shall equal the lesser of (a)[ 1.00%] of the Discounted Present Value of the Leases as of the Cut-Off Date and (b) the Outstanding Principal Amount of the Receivable Notes.

                  Reserve Account: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

                  Residual Account: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

                  Residual Casualty Payments: at any date with respect to a Lease, means the excess of (a) the Casualty Payment related to the Lease over
(b) the Discounted Present Value of the remaining Lease Payments related to the lease as of the immediately following Payment Date (plus any amounts previously due and unpaid).

                  Residual Discount Rate: Residual Discount Rate equals ___%. The Residual Discount Rate is equal to the sum of (a) the weighted average Coupon Rate of the Class R-1 and the Class R-2 Notes, each weighted by (i) the initial principal balances of each Class of Class R Notes, and (ii) the weighted average life of each Class of Notes under a zero prepayment and no loss scenario, as applicable, and (b) the Residual Servicing Fee.

                  Residual Prepayments: at any date with respect to a Terminated Lease, means the excess of (a) the payment related to the Terminated Lease over (b) the Discounted Present Value of the remaining Lease Payments of the Terminated Lease as of the immediately following Payment Date (plus any amounts previously due and unpaid).

                  Residual Realizations: the sum of (a) the aggregate cash flows realized from the sale (including pursuant to a Lessee's purchase option) or reletting of any Equipment following the termination of the related Lease other than Equipment subject to Non-Performing Leases; (b) Residual Warranty Payments; (c) Residual Casualty Payments and (d) Residual Prepayments.

                  Residual Servicer Advances: as defined in Section 5.01(b) of the Sales and Servicing Agreement.

                  Residual Servicing Fee: With respect to any Payment Date, the Residual Servicing Fee payable pursuant to the Sales and Servicing Agreement.

                  Residual Servicing Fee: 0.75% per annum. On any Payment Date, the Residual Servicing Fee payable will be calculated on the basis of the remaining amount of the aggregate Booked Residual Value of Performing Leases measured as of the Determination Date related to the immediately preceding Payment Date.

                  Residual Warranty Payments: at any date with respect to a Warranty Lease, means the excess of (a) the Warranty Repurchase Amount related to the Warranty Lease over (b) the Discounted Present Value of the remaining Lease Payments related to the Warranty Lease as of the immediately following Payment Date (plus any amounts previously due and unpaid).

                  Responsible Officer: with respect to the Trustee, any person regularly engaged in the administration or supervision of corporate trust accounts (including, in the case of the original Trustee hereunder, any officer in its Corporate Trust Administration) and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  S&P: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies Inc. and any successor thereto.

                  Sales and Servicing Agreement: the Sales and Servicing Agreement dated as of the date hereof between the Trust, Copelco Funding and Copelco, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

                  Securities Act:  the Securities Act of 1933, as amended.

                  Servicer: Copelco and any successor Servicer appointed pursuant to the terms hereof and of the Sales and Servicing Agreement and, to the extent that it at any time is performing the functions of the Servicer, the Trustee, subject to the terms of Section 5.01 hereof.

                  Servicer Advance: as defined in Section 5.01(a) of the Sales and Servicing Agreement.

                  Servicer Event of Default: as defined in Section 10.01 of the Sales and Servicing Agreement.

                  Servicer Order: a written order or request delivered to the Trustee and signed in the name of the Servicer by an Authorized Officer.

                  Servicing Fee: with respect to any Payment Date, the Servicing Fee payable pursuant to the Sales and Servicing Agreement.

                  Servicing Report: as defined in Section 5.01(b) of the Sales and Servicing Agreement.

                  Similar Transaction Agreement: an indenture between the Trustee and a wholly-owned special purpose subsidiary of Copelco other than the Trust, substantially similar to this Indenture, pursuant to which notes, substantially similar to the Notes, have been issued.

                  Similar Transaction Amount: for each Required Deposit Date, the amount of all Similar Transaction Payments received by the Servicer and deposited in the Collection Account pursuant to Section 3.02(a) and reported by the Servicer for such Required Deposit Date pursuant to Section 5.03(a) of the Sales and Servicing Agreement.

                  Similar Transaction Payments: all payments on or in respect of leases subject to the lien of any Similar Transaction Agreement.

                  Stated Maturity: the date on which the entire remaining unpaid Outstanding Principal Amount of each class of Notes is due and payable, which date is the ___________ Payment Date with respect to the Class A-1 Notes and the _________ Payment Date for the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes, respectively.

                  Substitute Lease: as defined in Section 12 of the Sales and Servicing Agreement.

                  Terminated Lease: a lease that is terminated prior to its original stated maturity (but not on account of casualty or a Lease default).

                  Termination Payment: a payment payable by a Lessee under a Lease upon the early termination of such Lease (but not on account of a casualty or a Lease default) which may be agreed upon by the Servicer, acting in the name of the Trust, and the Lessee in accordance with the provisions of
Section 3.02 of the Sales and Servicing Agreement.

                  Transaction Payment Amount: for each Required Deposit Date, the amount of all Lease Payments, Lease Delinquency Payments, Non-Performing Lease Payments, Casualty Payments, Termination Payments and other payments on or in respect of a Lease received by the Servicer and deposited in the Collection Account pursuant to Section 3.02(a) and reported by the Servicer for such Required Deposit Date in accordance with Section 6.01(c) of the Sales and Servicing Agreement.

                  Trust: the Person named as the "Trust" in the first paragraph of this instrument.

                  Trust Accounts: the Collection Account, the Reserve Account and the Residual Account and the Liquidity Reserve Account.

                  Trust Estate: all money, instruments and other property subject to or intended to be subject to the lien of this Indenture including all proceeds thereof.

                  Trustee: the Person named as the "Trustee" in the first paragraph of this instrument until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person; provided, that the provisions of Section 7.07 and Section 8.11, as applicable to any Person at any time serving as Trustee hereunder, shall survive the termination of such Person's status as Trustee hereunder and the succession of any other Person to such status.

                  Trust Indenture Act: the Trust Indenture Act of 1939 as in effect on the date on which this Indenture is qualified under the Trust Indenture Act, except as provided in Section 9.06 hereof.

                  Trust Order or Trust Request: a written order or request delivered to the Trustee and signed in the name of the Trust by an Authorized Officer.

                  Underwriting Agreement: the Underwriting Agreement, among the Trust, Copelco, First Union Capital Markets, Lehman Brothers and Prudential Securities Incorporated.

                  Uniform Commercial Code: with respect to a particular jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute thereto.

                  Warranty Lease: a Lease subject to repurchase by the Seller as a result of a breach of a representation or warranty in accordance with the provisions of Section 4 of the Sales and Servicing Agreement.

                  Warranty Repurchase Agreement: at any date with respect to a Warranty Lease, means an amount equal to the sum of (a) the Discounted Present Value of the Warranty Lease as of the immediately following Payment Date (plus any amounts previously due and unpaid) and (b) the product of (i) the Initial ADRB (defined below) and (ii) the ratio, as of the Cut-Off Date, that the Booked Residual Value (defined below) of the Warranty Lease bears to the aggregate Booked Residual Value of all Leases.

                  SECTION 1.02. Compliance Certificates and Opinions.

                  Upon any written application or request (or oral application with prompt written or telecopied confirmation) by the Trust to the Trustee to take any action under any provision of this Indenture, other than any request that (a) the Trustee authenticate the Notes specified in such request, (b) the Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (c) the Trustee pay moneys due and payable to the Trust hereunder to the Trust's assignee specified in such request, the Trustee shall require the Trust to furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of the Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  SECTION 1.03. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Trust delivered to the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such officer's certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Trust as to such factual matters unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Trust shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(a)(ii).

                  Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default or Servicer Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Trust, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Trust's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default or Servicer Event of Default. For all purposes of this Indenture, the Trustee shall not be deemed to have knowledge of any Default or Event of Default nor shall the Trustee have any duty to monitor or investigate to determine whether a default has occurred (other than an Event of Default of the kind described in Section 6.01(a)) or Servicer Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Trust, the Servicer, or any Noteholder.

                  SECTION 1.04. Acts of Noteholders, etc.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Trust. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 1.04.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.


                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Note.

                  (d) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder and the revisions pursuant hereto for the benefit of such Noteholder; provided that nothing contained in this Section 1.04(d) shall be deemed to confer upon the Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.


                  SECTION 1.05. Notices, etc., to Trustee, Servicer, Trust and Rating Agencies.

                  Any request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee, the Trust or the Servicer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders or other document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. Any such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document shall be sent or delivered to the following addresses:

                  (a) if to the Trustee, at the Corporate Trust Office,
Attention: Corporate Trust Administration (Number for telecopy: (716) 842-4474), or at any other address previously furnished in writing to the Trust and the Servicer by the Trustee; or

                  (b) if to the Trust, at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, with a copy to the Servicer, or at any other address previously furnished in writing to the Trustee and the Servicer by the Trust; or

                  (c) if to the Servicer, at East Gate Center, 700 East Gate Drive, Mount Laurel, New Jersey 08054-5400, Attention: Stephen W. Shippie (Number for telecopy: 609-273-9288), or at any other address previously furnished in writing to the Trustee and the Trust by the Servicer.

                  (d) if to the Rating Agencies: to Standard & Poor's Ratings Group, 25 Broadway, New York, New York 10004, Attention: Asset Backed Surveillance Group, to Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago, Illinois 60603, Attention: Structured Finance Monitoring Group and to Fitch Investors Service, L.P., One State Street Plaza, New York, NY 10004,
Attention: Wendy Geneen-Cohn. Servicing Reports should also be sent to Fitch Information Services, Inc. 1201 East Seventh Street, Powell, WY 82435.

                  SECTION 1.06. Notice to Noteholders; Waiver.

                  (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.06(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.07. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.08. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Trust or the Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

                  SECTION 1.09. GOVERNING LAW.

                  THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS INDENTURE IS SUBJECT TO THE TRUST INDENTURE ACT OF 1939 AND SHALL BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

                  SECTION 1.10. Legal Holidays.

                  In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest on any Note is proposed to be paid shall not be a

Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, or other date on which principal of or interest on any Note is proposed to be paid, provided that no interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.

                  SECTION 1.11. Execution in Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 1.12. Inspection.

                  The Trust agrees that, on reasonable prior notice, it will permit the representatives of the Trustee or any Noteholder holding Notes, or a beneficial interest therein, evidencing at least 25% of the Outstanding Principal Amount of the Notes, during the Trust's normal business hours, to examine all of the books of account, records, reports and other papers of the Trust, to make copies thereof and extracts therefrom, to cause such books to be audited by independent accountants selected by the Trust and reasonably acceptable to the Trustee or such Noteholder, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants (and by this provision the Trust hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Trust or the performance of and compliance with the covenants and undertakings of the Trust in this Indenture, the Sales and Servicing Agreement or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Trustee at any time or any Noteholder during the continuance of any Default or Event of Default, of any right under this Section 1.12 shall be borne by the Trust.

                  SECTION 1.13. Survival of Representations and Warranties.

                  The representations, warranties and certifications of the Trust made in this Indenture or in any certificate or other writing delivered by the Trust pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

                                  ARTICLE II

                                   THE NOTES

                  SECTION 2.01. General Provisions.

                  (a) The Notes shall consist of $____________ principal amount of Class A-1 Notes, $___________ principal amount of Class A-2 Notes, $_____________ principal amount of Class A-3 Notes, $___________ principal amount of Class A-4 Notes, $_____________ principal amount of Class B Notes, $____________ principal amount of Class C Notes, $___________ principal amount of Class D Notes, $_____________ principal amount of Class E Notes, $_____________ principal amount of Class R-1 Notes, and $___________ principal amount of Class R-2 Notes and the forms thereof and of the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture.

                  The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $____________, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.03, 2.04, or 9.05. The Notes shall be issuable only in registered form and only in minimum denominations of at least $______ with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes and $_________ with respect to the Class E Notes and Class R Notes; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.03 of any Note having a remaining Outstanding Principal Amount of other than an integral multiple of $______, or the issuance of a single Note of each Class, with a denomination less than $______.

                  (b) For each Payment Date, payments of principal (the "Principal Payments") on the Notes will be made in accordance with Sections 3.03(b), 3.04(b) or 6.06, as applicable. Except as otherwise provided in
Section 6.02, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this Section 2.01(b), except that the Trust may redeem the Notes in their entirety, without premium, as of any Payment Date on which the Discounted Present Value of the Performing Leases is less than or equal to five percent (5%) of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date (after giving effect to all Principal Payments on such Payment Date). The Trust will give notice of any such redemption to each Noteholder and the Trustee at least 30 days before the Payment Date fixed for such prepayment by certified mail return receipt requested, hand delivery or overnight courier. Notice of such prepayment having been so given, the remaining unpaid principal as of the Payment Date fixed for prepayment together with all interest accrued and unpaid to such Payment Date, shall become due and payable on such Payment Date.

                  (c) For each Payment Date, the interest due and payable (the "Interest Payments") with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class

A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class R-1, and the Class R-2 Notes will be the interest that has accrued on the respective Notes since the last Payment Date or, in the case of the first Payment Date, since the Closing Date, at the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class B Interest Rate, Class C Interest Rate, Class D Interest Rate, Class E Interest Rate, Class R-1 Interest Rate and Class R-2 Interest Rate respectively, applied to the then Outstanding Principal Amounts of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, the Class C Notes, Class R-1 Notes, and Class R-2 Notes respectively, on the preceding Payment Date. Interest Payments will be made in accordance with Sections 3.03(b), 3.04(b) and 6.06, as applicable.

                  (d) All payments made with respect to any Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and shall be applied first to the interest then due and payable on such Notes, then to the principal thereof, and finally to premium, if any.

                  (e) All Class A-1 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-1 Notes shall be made pro rata among all Outstanding Class A-1 Notes, without preference or priority of any kind.

                  (f) All Class A-2 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-2 Notes shall be made pro rata among all Outstanding Class A-2 Notes, without preference or priority of any kind.

                  (g) All Class A-3 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-3 Notes shall be made pro rata among all Outstanding Class A-3 Notes, without preference or priority of any kind.

                  (h) All Class A-4 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-4 Notes shall be made pro rata among all Outstanding Class A-4 Notes, without preference or priority of any kind.

                  (i) The Class B Notes shall be subordinated to the Class A Notes to the extent set forth herein. All Class B Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class B Notes shall be made pro rata among all Outstanding Class B Notes, without preference or priority of any kind.

                  (j) The Class C Notes shall be subordinated to the Class A Notes and the Class B Notes to the extent set forth herein. All Class C Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class C Notes shall be made pro rata among all Outstanding Class C Notes, without preference or priority of any kind.

                  (k) The Class D Notes shall be subordinated to the Class A Notes, the Class B Notes and Class C Notes to the extent set forth herein. All Class D Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class D Notes shall be made pro rata among all Outstanding Class D Notes, without preference or priority of any kind.

                  (l) The Class E Notes shall be subordinated to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes to the extent set forth herein. All Class E Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class E Notes shall be made pro rata among all Outstanding Class E Notes, without preference or priority of any kind.

                  (m) Except as provided in Section 6.06, the Class R Notes shall not be subordinated to the Class A Notes, Class B Notes, Class C Notes, Class D Notes or Class E Notes, but shall have priority with respect to any Residual Realization s received hereunder. The Class R-2 Notes shall be subordinated to the Class R-1 Notes to the extent set forth herein.

                  (n) All Class R-1 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class R-1 Notes shall be made pro rata among all Outstanding Class R-1 Notes, without preference or priority of any kind.

                  (o) All Class R-2 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class R-2 Notes shall be made pro rata among all Outstanding Class R-2 Notes, without preference or priority of any kind.

                  SECTION 2.02. Execution, Authentication, Delivery, and
Dating.

                  (a) The Notes shall be manually executed on behalf of the Trust by its President or one of its Vice Presidents, under its corporate seal reproduced thereon.

                  (b) Any Note bearing the signature of an individual who was at the time of execution thereof a proper officer of the Trust shall bind the Trust, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.

                  (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

                  (d) The Notes may from time to time be executed by the Trust and delivered to the Trustee for authentication together with a Trust Request to the Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Trustee in accordance with such Trust Request.

                  SECTION 2.03. Transfer and Exchange.

                  (a) The Trust shall cause to be kept at the Corporate Trust Office a register (the "Note Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Trust shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

                  No transfer of any Class E Note or Class R Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B hereto; (ii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act; (iii) such transfer is to a transferee who is an Accredited Investor (as defined in Rule 501 of the Securities Act) in a transaction exempt from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States or (iv) such transfer is otherwise exempt from the registration requirements of the Securities Act. The Trustee will require, in order to assure compliance with such laws, that the Class E Noteholder's or Class R Noteholder's prospective transferee referred to in the preceding clauses (iii) or (iv) deliver an investment letter certifying to the Trust and the Trustee as to the facts surrounding such transfer in the form of Exhibit B hereto. Except in the case of a transfer of Class E Notes or Class R Notes to a transferee referred to in the preceding clause (i) or, in general, a transfer that is to be made after three years from the Issuance Date, the Trustee shall require an opinion of counsel satisfactory to it to the effect that such transfer may be made pursuant to an exemption from the Securities Act without such registration (which opinion of counsel shall not be an expense of the Trustee or the Servicer or the Trust). None of the Trust, the Servicer or the Trustee is obligated to register or qualify the Class E Notes or the Class R Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Class E Note or Class R Note without registration.

                  (b) Subject to Section 2.03(a), upon surrender for registration of transfer of any Note at the office of the Trust designated pursuant to Section 8.02 for such purpose, the Trust shall execute and the Trustee upon request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate original principal amount. The Trustee shall make a notation on any such new Note of the amount of principal, if any, that has been paid on such Note.

                  (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  (d) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Trustee duly executed, by the holder thereof or his attorney duly authorized in writing.

                  (e) No service charge shall be made for any registration of transfer or exchange of Notes, but the Trust or the Trustee may require payment by the transferor of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.05 not involving any transfer.

                  SECTION 2.04. Mutilated, Destroyed, Lost and Stolen Notes.

                  (a) If any mutilated Note is surrendered to the Trustee, the Trust shall execute and the Trustee shall authenticate and deliver in exchange therefore a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (b) If there shall be delivered to the Trust and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Trust or the Trustee that such Note has been acquired by a bona fide purchaser, the Trust shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Trust in its discretion may, instead of issuing a replacement Note, pay such Note.

                  (d) Upon the issuance of any replacement Note under this Section, the Trust or the Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

                  (e) Every replacement Note issued pursuant to this Section
2.04 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Trust, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  (f) The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.05. Book-Entry Registration of Class A Notes, Class B Notes, Class C Notes and Class D Notes.

                  Each of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes and Class D Notes, upon original issuance, shall be issued in the form attached as Exhibit A and delivered to The Depository Trust, the initial Clearing Agency, by, or on behalf of, the Trust. Each of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust, as the initial Clearing Agency, and no Class A-1 Note Owner, Class A-2 Note Owner, Class A-3 Note Owner, Class A-4 Note Owner, Class B Note Owner, Class C Note Owner or Class D Note Owner will receive a definitive note representing such Note Owner's interest, except as provided in Section 2.07. Unless and until Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes, Definitive Class B Notes, Definitive Class C Notes and/or Definitive Class D Notes ("Definitive Notes") have been issued to the applicable Note Owners pursuant to Section 2.07:

                  (a) the provisions of this Section 2.05 shall be in full force and effect with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or the Class B Notes, Class C Notes or Class D Notes, as the case may be;

                  (b) the Trust, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes, as the case may be, (including the making of distributions on the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, as the case may be) as the authorized representatives of the respective Note Owners;

                  (c) to the extent that the provisions of this Section 2.05 conflict with any other provisions of this Indenture, the provisions of this
Section 2.05 shall control; and

                  (d) the rights of the respective Note Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such respective Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes, are issued pursuant to Section 2.07, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, as the case may be, to such Clearing Agency Participants.

                  For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, holders of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes, as the case may be, evidencing a specified percentage of the Outstanding Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, Class C Notes or Class D Notes, respectively, such direction or consent may be given by Note Owners (acting through the Clearing Agency and the Clearing Agency Participants) owning Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes evidencing the requisite percentage of the Outstanding Principal Amount of such Notes, respectively.

                  SECTION 2.06. Notice to Clearing Agency.

                  Whenever notice or other communication to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders, Class A-4 Noteholders, Class B Noteholders, Class C Noteholders or Class D Noteholders is required under this Agreement, unless and until Definitive Notes shall have been issued to the related Note Owners pursuant to Section 2.07, the Trustee shall give all such notices and communications specified herein to be given to such Noteholders to the applicable Clearing Agency which shall give such notices and communications to the related Class

A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners and Class D Noteholders in accordance with its applicable rules, regulations and procedures.

                  SECTION 2.07. Definitive Class A Notes, Class B Notes, Class C Notes and Class D Notes.

                  If (a) (i) the Trust advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, Class C Notes and/or Class D Notes and (ii) the Trustee or the Trust is unable to locate a qualified successor, (b) the Trust, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, Class C Notes and/or Class D Notes through the Clearing Agency or (c) after the occurrence of a Servicer Event of Default, Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners and Class B Note Owners, with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes evidencing not less than 50% of the aggregate unpaid Outstanding Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, respectively, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes, respectively, through the Clearing Agency is no longer in the best interests of the Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners or Class D Note Owners, as the case may be, the Trustee shall notify all Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, and Class B Note Owners with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, respectively, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes, to Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners or Class D Note Owners, respectively, requesting the same. Upon surrender to the Trustee of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes. Class B Notes, Class C Notes or Class D Notes, as the case may be, by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trust shall execute and the Trustee shall authenticate and deliver the relevant Definitive Notes. Neither the Trust nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, as the case may be, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Class A-1 Notes, Definitive Notes, and the Trustee shall recognize the holders of the relevant Definitive Notes as Noteholders, hereunder.

                  SECTION 2.08. Payment of Interest and Principal; Rights Preserved.

                  (a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by the Trust on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by wire transfer of federal funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

                  (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office against payment of the final installment of principal of such Note.

                  SECTION 2.09. Persons Deemed Owners.

                  Prior to due presentment of a Note for registration of transfer, the Trust, the Trustee, and any agent of the Trust or the Trustee may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Trust, the Trustee, nor any agent of the Trust or the Trustee shall be affected by notice to the contrary.

                  SECTION 2.10. Cancellation.

                  All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Trust may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Trust may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee may be disposed of in the normal course of its business or as directed by a Trust Order.

                  SECTION 2.11. Noteholder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with Section 3.12(a) of the Trust Indenture Act. In the event the Trustee no longer serves as the Note Registrar, the Trust (or any other obligor upon the Notes) shall furnish to the Trustee at least five Business Days before each interest payment date (and in all events in intervals of not more than 6 months) and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, and the Trust shall otherwise comply with Section 3.12(a) of the Trust Indenture Act.

                  SECTION 2.12. Treasury Securities.

                  In determining whether the Noteholders of the required Outstanding Principal Amount of the Notes have concurred in any direction, waiver or consent, Notes owned by the Trust, any other obligor upon the Notes or an Affiliate of the Trust shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer knows are so owned shall be so disregarded.

                                 ARTICLE III

                  ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                      AND APPLICATION OF MONEYS; REPORTS

                  SECTION 3.01. Trust Accounts; Investments by Trustee.

                  (a) On or before the Issuance Date, the Trustee shall establish in the name of the Trustee for the benefit of the Noteholders and the Trust to the extent of their interests therein as provided in this Indenture and in the Sales and Servicing Agreement, the following accounts, which accounts shall be Eligible Accounts maintained at the Corporate Trust
Office:

                    (i) Collection Account;

                    (ii) Reserve Account;

                    (iii) Residual Account; and

                    (iv) Liquidity Reserve Account

Subject to the further provisions of this Section 3.01(a), the Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Trustee in such accounts as part of the Trust Estate as herein provided, subject to withdrawal by the Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.

                  (b) The Trustee shall hold in trust but shall not be required to deposit in any account specified in Section 3.01(a) any payment received by it until such time as the Trustee shall have identified to its reasonable satisfaction the nature of such payment and, on the basis thereof, the proper account or accounts into which such payment is to be deposited. In determining into which of the accounts, if any, referred to above any amount received by the Trustee is to be deposited, the Trustee may conclusively rely (in the absence of bad faith on the part of the Trustee) on the advice of the Servicer. Unless the Trustee is advised differently in writing by the Lessee making the payment or by the Servicer in writing (with the Servicer's instruction controlling), the Trustee shall assume that any amount remitted to it by such Lessee is to be deposited into the Collection Account pursuant to Section 3.03. The Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration of the Trust Estate after which all amounts received or collected by the Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

                  (c) Neither the Servicer, Trustee nor the institution then acting as Trustee shall have any right of set-off with respect to the Collection Account, the Reserve Account, the Residual Account or the Liquidity Reserve Account, or any investment therein.

                  (d) So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in the Trust Accounts, shall be invested and reinvested by the Trustee pursuant to a Trust Order or Servicer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f), each such Trust Order or Servicer Order may authorize the Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Trust or the Servicer, as the case may be, identified therein, in each case in such amounts as such Trust Order or Servicer Order shall specify. The Trust agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Collection Account, the Reserve Account or the Residual Account. Each of the Trust and the Servicer agrees to give appropriate and timely investment directions to the Trustee so that there will not be more than two Business Days in any one calendar year at the end of which funds in the Trust Accounts are not invested, directly or indirectly, pursuant to a Trust Order or a Servicer Order in Eligible Investments that mature on or after the opening of business on the next Business Day.

                  (e) In the event that either (i) the Trust or the Servicer, as the case may be, shall have failed to give investment directions to the Trustee by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Trustee shall promptly invest and reinvest the funds then in the Collection Account, the Reserve Account, the Residual Account or the Liquidity Reserve Account, as the case may be, to the fullest extent practicable in one or more Eligible Investments. All investments made by the Trustee shall mature no later than the maturity date therefore permitted by Section 3.01(f) unless the Trustee shall have received written confirmation from each Rating Agency, that the liquidation of such Eligible Investments prior to their respective maturity dates, will not result in the reduction or withdrawal of such Rating Agency's then-current rating of the Notes.

                  (f) Unless payable on demand, no investment of any amount held in the Trust Accounts shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in the Trust Accounts shall be deposited by the Trustee in such account immediately upon receipt.

                  (g) Any investment of any funds in the Trust Accounts and any sale of any investment held in such accounts, shall be made under the following terms and conditions:

                    (i) each such investment shall be made in the name of the
               Trustee or in the name of a nominee of the Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Trust Estate;

                    (ii) any certificate or other instrument evidencing such
               investment shall be delivered directly to the Trustee or its agent and the Trustee shall have sole possession of such instrument, and all income on such investment; and

                    (iii) the proceeds of any sale of an investment shall be
               remitted by the purchaser thereof directly to the Trustee for deposit in the account in which such investment was held.

                  (h) If any amounts are needed for disbursement from the Trust Accounts and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of a Trust Order or Servicer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such accounts.

                  (i) The Trustee shall not in any way be held liable by reason of any insufficiency in the Trust Accounts resulting from losses on investments made in accordance with the provisions of this Section 3.01 (but the institution serving as Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Trustee shall not be liable for any investment made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.

                  SECTION 3.02. Collection of Moneys.

                  (a) On or before the Issuance Date, the Servicer shall designate an address for the receipt directly from Lessees of all Lease Payments, Casualty Payments and Termination Payments on or in respect of each Lease (which payments may be aggregated by the Lessee paying the same with Similar Transaction Payments and Other Lease Payments and which designated address may be the same designated address to which such Similar Transaction Payments and Other Lease Payments may be sent). The Servicer shall, within two Business Days of receipt of any payment at such designated address, deposit such payment (excluding Residual Realizations) in the Collection Account. All Lease Payments, Casualty Payments, Termination Payments and other payments relating to a Lease received at such designated address and so deposited (excluding Residual Realizations) in the Collection Account shall constitute part of the Trust Estate. Any Similar Transaction Payments and Other Lease Payments from time to time received at such designated address or otherwise received by the Servicer or deposited in the Collection Account shall not constitute part of the Trust Estate.

                  (b) The Trustee shall from time to time, in accordance with instructions of the Servicer and the provisions of the Similar Transaction Agreements, withdraw from the Collection Account any amounts in the Collection Account which the Servicer advises the Trustee are (i) Similar Transaction Payments and apply such payments in accordance with the Similar Transaction Agreements and (ii) Other Lease Payments. Prior to such payment, the Trustee shall have rights to and an interest in such amounts to the extent (but only to the extent) it is determined that such amounts actually constitute Transaction Payment Amounts.

                  (c) If at any time the Trust shall receive any payment on or in respect of any Lease, it shall hold such Payment in trust for the benefit of the Trustee and the holders of the Notes, shall segregate such payment from the other property of the Trust, and shall, promptly (but in no event later than the next following Business Day) upon receipt, deliver such payment in the form received to the Trustee.

                  SECTION 3.03. Collection Account; Payments.

                  (a) The Servicer shall within two Business Days of receipt (a "Required Deposit Date") deposit the following funds, as received, into the Collection Account:

                    (i) Lease Payments (net of any Excess Copy Charges and Fee
               Per Scan Charges);

                    (ii) recoveries from Non-Performing Leases to the extent
               Copelco has not substituted Substitute Leases for such Non-Performing Leases (except to the extent required to reimburse unreimbursed Servicer Advances);

                    (iii) late charges on delinquent Lease payments not
               advanced by the Servicer;

                    (iv) proceeds (other than Residual Warranty Payments) from repurchases by Copelco of Leases as a result of breaches of representations and warranties by Copelco to the extent Copelco has not substituted Substitute Leases for such Leases;

                    (v) proceeds from investment of funds in the Collection
               Account and the Reserve Account;

                    (vi) Casualty Payments (other than Residual Casualty
               Payments);

                    (vii) Servicer Advances;

                    (viii) Termination Payments (other than Residual
               Prepayments) to the extent the Trust does not reinvest such Termination Payments in Additional Leases; and

                    (ix) payments from the Seller to effect a redemption of
               the Receivables Notes pursuant to Section 2.01(b).

                  (b) Unless the Notes have been declared due and payable pursuant to Section 6.02 and moneys collected by the Trustee are being applied in accordance with Section 6.06, Available Funds on deposit in the Collection Account and the amounts, if any, deposited into the Collection Account from the Reserve Account in accordance with the provisions of Section 3.04 shall be withdrawn by the Servicer on or before each Payment Date from the Collection Account, in the amounts required, for application in the following order of priority, to make the following required payments:

                    (i) to pay the Servicing Fee;

                    (ii) to reimburse unreimbursed Servicer Advances in
               respect of a prior Payment Date;

                    (iii) concurrently: (a) to make Interest Payments on the
               Class A-1 Notes; (b) to make Interest Payments on the Class A-2 Notes; (c) to make Interest payments on the Class A-3 Notes;
               (d) to make Interest payments on the Class A-4 Notes;

                    (iv) to make Interest Payments on the Class B Notes;

                    (v) to make Interest Payments on the Class C Notes;

                    (vi) to make Interest Payments on the Class D Notes;

                    (vii) to make Interest Payments on the Class E Notes;

                    (viii) to make the Class A Principal Payment (i) to the
               Class A-1 Noteholders only, until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, then (ii) to the Class A-2 Noteholders only, until the Outstanding Principal Amount on the Class A-2 Notes is reduced to zero, then (iii) to the Class A-3 Noteholders only, until the Outstanding Principal Amount on the Class A-3 Notes is reduced to zero and finally,
               (iv) to the Class A-4 Noteholders until the Outstanding Principal Amount on the Class A-4 Notes is reduced to zero;

                    (ix) to pay the Class B Principal Payment to the Class B
               Noteholders;

                    (x) to pay the Class C Principal Payment to the Class C
               Noteholders;

                    (xi) to pay the Class D Principal Payment to the Class D
               Noteholders;

                    (xii) to pay the Class E Principal Payment to the Class E
               Noteholders;

                           (xiii) to pay the Additional Principal, if any, as
                  an additional reduction of principal, first to the Class A-2 Noteholders until the Outstanding Class A-2 Principal Amount has been reduced to zero, second to the Class A-3 Noteholders until the Outstanding Class A-3 Principal Amount has been reduced to zero, third to the Class A-4 Noteholders until the Outstanding Class A-4 Principal Amount has been reduced to zero, thereafter to the Class B Noteholders as an additional reduction of principal until the Outstanding Class B Principal Amount has been reduced to zero, thereafter to the Class C Noteholders until the Outstanding Class C Principal Amount has been reduced to zero; thereafter to the Class D Noteholders until the Outstanding Class D Principal Amount has been reduced to zero; and thereafter to the Class E Noteholders until the Outstanding Class E Principal Amount has been reduced to zero.

                           (xiv) to make a deposit to the Reserve Account in
                  an amount equal to the excess of the Required Reserve Amount over the Available Reserve Amount; and

                           (xv) to the Trust, the balance, if any.

                  (c) Notwithstanding the foregoing, the Trustee shall retain in the Collection Account an amount equal to all Lease Payments received that were due since the prior Due Period, and all Casualty Payments and Termination Payments (excluding Residual Realizations) received by the Trustee after the Determination Date for such Payment Date and shall not distribute any such amounts on such Payment Date. If at any time any amount or portion thereof previously distributed pursuant to this Section 3.03(b) shall have been recovered, or shall be subject to recovery, in any proceeding with respect to the Trust or otherwise, then for purposes of determining future distributions pursuant to this Section 3.03(b) such amount or portion thereof shall be deemed to have not been previously so distributed.

                  SECTION 3.04. The Residual Account; Payments.

                  (a) The Servicer shall within two Business Days of receipt deposit the following funds, as received into the Residual Account:

                    (i) Residual Realizations;

                    (ii) proceeds from investment of funds in the Residual
               Account and the Liquidity Reserve Account;

                    (iii) Residual Servicing Advances; and

                    (iv) payments from the Seller to effect a redemption of
               the Class R Notes pursuant to Section 2.01(b).

                  (b) Unless the Notes have been declared due and payable pursuant to Section 6.02 and moneys collected by the Trustee are being applied in accordance with Section 6.06 amounts on deposit in the Residual Account shall be withdrawn by the Servicer on or before each Payment Date in the amounts required for application in the following order of priority, to make the following required payments:

                    (i) to pay the Residual Servicing Fee;

                    (ii) to reimburse unreimbursed Residual Servicing Advances in respect of a prior Payment Date;

                    (iii) to make Interest Payments on the Class R-1 Notes;

                    (iv) to make Interest Payments on the Class R-2 Notes;

                    (v) to make a deposit to the Liquidity Reserve Account in
               an amount equal to the excess of the Required Liquidity Reserve over the amount then on deposit therein;

                    (vi) to pay principal on the Class R-1 Notes until such
               time as the Outstanding Class R-1 Principal Amount is reduced to zero;

                    (vii) to pay principal on the Class R-2 Notes until such
               time as the Outstanding Class R-2 Principal Amount is reduced to zero; and

                    (viii) to the Trust, the balance, if any.

                  SECTION 3.05. The Reserve Account.

                  (a) On the Closing Date, the Issuer has made an initial deposit of $________ into the Reserve Account. On each Payment Date, the Trustee shall transfer to the Reserve Account from the Collection Account such amounts as shall be required by Section 3.03(b).

                  (b) If by 12:00 noon, New York City time, on the third Business Day preceding any Payment Date, the amount of collected funds on deposit in the Collection Account available for distribution under Section 3.03(b) is insufficient to permit on such Payment Date all distributions required by Section 3.03(b)(i) through 3.03(b)(xiii) (such payments, the "Required Payments" and such shortfall, an "Available Funds Shortfall"), then, to the extent of the Available Reserve Amount on deposit in the Reserve Account, the Trustee shall transfer, not later than the end of such Business Day, from the Reserve Account to the Collection Account such amount to the extent available as shall be necessary to make on such Payment Date all Required Payments.

                  (c) In the event that after giving effect to all the disbursements required to be made on any Payment Date, the Available Reserve Amount exceeds the Required Reserve Amount, the Trustee shall transfer, not later than the end of business on such Payment Date, an amount equal to such excess to the Trust.

                  (d) Upon termination of this Indenture, any balance remaining in the Reserve Account, after all obligations to the Noteholders hereunder have been fully satisfied, shall be paid to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under this Indenture and, then, to the Trust.

                  SECTION 3.06. The Liquidity Reserve Account.

                  (a) On the Closing Date, the Issuer has made an initial deposit of $___________ into the Liquidity Reserve Account. On each Payment Date, the Trustee shall transfer to the Liquidity Reserve Account from the Residual Account such amounts as shall be required by Section 3.04(b).

                  (b) If by 12:00 noon, New York City time, on the third Business Day preceding any Payment Date, the amount of collected funds on deposit in the Residual Account available for distribution under Section 3.04(b) is insufficient to permit on such Payment Date all distributions required by Section 3.04(b)(i) through 3.04(b)(ii) then, to the extent of the amount on deposit in the Liquidity Reserve Account, the Trustee shall transfer, not later than the end of such Business Day, from the Liquidity Reserve Account to the Residual Account such amount as shall be necessary to make such distribution on such Payment Date.

                  (c) If on any Payment Date, the aggregate of the balance in the Residual Account and the balance in the Liquidity Reserve Account is greater than the outstanding balance of the Class R Notes and interest payable thereon and the Residual Servicing Fee payable on such Payment Date, the Trustee shall withdraw all amounts from the Liquidity Reserve Account and deposit them in the Residual Account for distribution to the Class R Noteholder on such date.

                  (d) Upon termination of this Indenture, any balance remaining in the Liquidity Reserve Account, after all obligations to the Noteholders hereunder have been fully satisfied, shall be paid to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under this Indenture and, then, to the Trust.

                  SECTION 3.07. Reports by Trustee; Notices of Certain
Payments.

                  (a) The Trustee shall within two Business Days after the request of the Trust, the Servicer or any Noteholder, deliver to the requesting person a written report setting forth the amounts on deposit in the Collection Account, the Reserve Account and the Residual Account and identifying the investments included therein.

                  (b) Within five Business Days following each Payment Date or as promptly as possible thereafter but in no event later than two Business Days following the receipt of the Monthly Report from the Servicer pursuant to
Section 6.01 of the Sales and Servicing Agreement, the Trustee shall mail to the Trust, Copelco, each Rating Agency and the Servicer and make available to each Receivable Noteholder the following information:

                    (i) the principal amount of all Outstanding Class A-1
               Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, and Class E Notes respectively.

                    (ii) the amount of Interest Payments and payments in
               reduction of principal paid on such Payment Date with respect to all Class A-1 Notes, Class A-2 Notes, Class

               A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes respectively, and with respect to the Receivable Notes held by each Receivable Noteholder;

                    (iii) the amount of the Servicing Fee and unreimbursed
               Servicer Advances paid on such Payment Date pursuant to Section 3.03(b)(i) and Section 3.03(b)(ii); and

                    (iv) the amount on deposit in the Collection Account and
               the Reserve Account, in each case after giving effect to all of the withdrawals and applications or transfers required on or before such Payment Date pursuant to Sections 3.02, 3.03, 3.04 and 3.05.

                  (c) The Trustee shall within two Business Days after the request of the Trust, the Servicer, or any Residual Noteholder, deliver to the requesting person a written report setting forth the amounts on deposit in the Residual Account and the Liquidity Reserve Account, and identifying the investments included therein.

                  (d) Within five Business Days following each Payment Date or as promptly as possible thereafter but in no event later than two Business Days following the receipt of the Monthly Report from the Servicer pursuant to
Section 6.01 of the Sales and Servicing Agreement, the Trustee shall mail to the Trust, Copelco, each Rating Agency and the Servicer and make available to each Residual Noteholder the following information:

                    (i) the principal amount of all Outstanding Class R-1
               Notes and Class R-2 Notes, respectively;

                    (ii) the amount of Interest Payments and payments in
               reduction of principal paid on such Payment Date with respect to all Class R-1 Notes and Class R-2 Notes, respectively, and with respect to the Residual Notes held by each Residual Noteholder;

                    (iii) the amount of the Residual Servicing Fee and
               unreimbursed Residual Servicing Advances paid on such Payment Date pursuant to Section 3.04(b)(i) and Section 3.04(b)(ii); and

                    (iv) the amount on deposit in the Residual Account and the
               Liquidity Reserve Account, in each case after giving effect to all the withdrawals and applications or transfers required on or before such Payment Date pursuant to Sections 3.04 and 3.06.

                  With each report of the Trustee furnished pursuant to this
Section 3.07(b) following any Payment Date, the Trustee shall enclose a copy of the Servicing Report and the report required to be furnished to the Trustee by the Servicer following such Payment Date pursuant to Section 6.01 of the Sales and Servicing Agreement or, if such reports have not been received, a statement to such effect.

                  SECTION 3.08. Trustee May Rely on Certain Information from Copelco and Servicer.

                  Pursuant to Sections 4.01, 5.05, 6.01 and 6.02 of the Sales and Servicing Agreement and Section 3.02 through 3.07 hereof, the Servicer is required to furnish to the Trustee from time to time certain information and make various calculations which are relevant to the performance of the Trustee's duties in this Article Three and in Article Four of this Indenture. The Trustee shall be entitled to rely in good faith on such information or calculations in the performance of its duties hereunder (i) unless and until a Responsible Officer of the Trustee has actual knowledge, or is advised by any Noteholder (either in writing or orally with prompt written or telecopied confirmation), that such information or calculations is or are incorrect, or
(ii) unless there is a manifest error in any such information.

                                  ARTICLE IV

                        RELEASE OF LEASES AND EQUIPMENT

                  SECTION 4.01. Release of Equipment.

                  Subject to the satisfaction of the provisions of Section 4.02, the Trustee shall release Equipment from the Lien of the Indenture upon the occurrence of any of the following events: (a) the sale of such Equipment pursuant to Section 4.03(b) of the Sales and Servicing Agreement (unless retained by the Trust for re-leasing), (b) the expiration of the related Lease upon the payment of the final Lease Payment due and payable under such Lease and the deposit of any Residual Realization in respect thereof, (c) the repurchase of the related Lease in accordance with the provisions of Section 5 of the Sales and Servicing Agreement, (d) the addition of an Additional Lease to the extent new Equipment is provided in replacement of such Equipment in accordance with the provisions of Section 11 of the Sales and Servicing Agreement and (e) upon the substitution of a Substitute Lease in accordance with the provisions of Section 11 of the Sales and Servicing Agreement. The proceeds (excluding Residual Realizations) of any such sale, repurchase or releasing shall be deposited in the Collection Account for disposition under this Indenture. The Residual Realizations shall be deposited in the Residual Account for disposition under this Indenture.

                  SECTION 4.02. Release of Leases Upon Final Lease Payment.

                  In the event that the Trustee shall have received notice (either in writing or orally with prompt written or telecopied confirmation) from the Servicer that the Trustee has received from amounts paid by the Lessee, from the Lease Repurchase Amount from the Warranty Repurchase Amount or from the proceeds of the Equipment subject to any Lease (i) the final Lease Payment due and payable under such Lease and the deposit of any Residual Realization in respect thereof, (ii) a Termination Payment in respect of such Lease, and the deposit of any Residual Realization in respect thereof, (iii) a Warranty Payment in respect of such Lease, and the deposit of any Residual Realization in respect thereof, (iv) a Casualty Payment under such Lease (and, following such final Lease

Payment, Casualty Payment or Termination Payment, no further payments on or in respect of such Lease are or will be due and payable), or (iv) the full amount of any recoveries with respect to such Non-Performing Lease, such Lease shall be released from the lien of this Indenture.

                  SECTION 4.03. Execution of Documents.

                  The Trustee shall promptly execute and deliver such documents, including without limitation partial releases and termination statements (which shall be furnished to the Trustee by the Trust), and take such other actions as the Trust, by Trust Request, may reasonably request (including the return of any Lease which has been released) to fully effectuate the release from this Indenture of any Lease and interests in the related Equipment required to be so released pursuant to Sections 4.01 or 4.02.

                                  ARTICLE V

                SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

                  SECTION 5.01. Servicer Events of Default.

                  If a Servicer Event of Default shall have occurred and be continuing, the Trustee shall, upon the written request of the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes, give notice in writing to the Servicer of the termination of all of the rights and obligations of the Servicer under the Sales and Servicing Agreement (but none of Copelco's obligations pursuant to Section 5 of the Sales and Servicing Agreement, which shall survive such termination). On and after the giving of such written notice, all rights and obligations of the Servicer under the Sales and Servicing Agreement, including, without limitation, the Servicer's right thereunder to receive the Servicing Fee, but none of the Servicer obligations pursuant to Section 5 thereof, shall pass to, be vested in, and be assumed by the Trustee, and the Trustee shall be authorized to, and shall, execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination and of such passing, vesting, and assumption; provided that in performing the duties of the Servicer under the Sales and Servicing Agreement the Trustee shall at all times be deemed to be acting as the Trustee hereunder and shall be entitled to the full benefit of all the protections, benefits, immunities and indemnities provided in this Indenture for or with respect to the Trustee, including without limitation those set forth in Article Seven hereof.

                  SECTION 5.02. Substitute Servicer.

                  Notwithstanding the provisions of Section 5.01, the Trustee may, if it shall be unwilling to continue to act as the successor to the Servicer in accordance with Section 5.01, or shall, if it is unable to continue to so act or is so instructed in writing by the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes, appoint a successor to the Servicer in accordance with the provisions of Section 10.03 of the Sales and Servicing Agreement.

                                  ARTICLE VI

                          EVENTS OF DEFAULT; REMEDIES

                  SECTION 6.01. Events of Default.

                  "Event of Default," wherever used herein, means any one of the following (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in making of Principal Payments at the Stated Maturity of the relevant Receivables Notes or Interest Payments on the Receivables Notes when such become due and payable;

                  (b) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Trust in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Trust a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Trust under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Trust or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (c) the commencement by the Trust of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Trust in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Trust or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Trust's failure to pay its debts generally as they become due, or the taking of corporate action by the Trust in furtherance of any such action.

                  SECTION 6.02. Acceleration of Maturity; Rescission and Annulment.

                  (a) If an Event of Default occurs, the unpaid principal amount of the Notes shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Trust.

                  (b) At any time after such an Event of Default has occurred and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of Notes evidencing 66-2/3% of the then Outstanding Principal Amount of the Notes by written notice to the Trust and the Trustee, may rescind and annul such declaration and its consequences if the Trust has paid or deposited with the Trustee a sum sufficient to pay:

                            (A) all Principal Payments on any Class A Notes,
                     Class B Notes, Class C Notes, Class D Notes, Class E Notes and Class R Notes which have become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the appropriate
                     Note Interest Rate,

                            (B) all Interest Payments due with respect to any
                     Class A Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes and Class R Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the appropriate Note Interest Rates, and

                            (C) all sums paid or advanced by the Trustee
                     hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel;

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

                  SECTION 6.03. Remedies.

                  (a) If an Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, the Trustee shall immediately give notice to each Noteholder as set forth in Section 7.02.

                  (b) Following any acceleration of the Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate as are available to secured parties under the Uniform Commercial Code or other applicable law. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust.

                  (c) If an Event of Default specified in Section 6.01(a) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Trust for the whole amount of principal and interest remaining unpaid.

                  (d) In exercising its rights and obligations under this
Section 6.03, the Trustee may sell the Trust Estate; provided that if the Event of Default involves other than non-payment of principal or interest on the Notes, then such sale must be for an amount greater than or equal to amounts due under clauses first through fourth in Section 6.06. Neither the Trustee nor any Noteholder shall have any rights against the Trust other than to enforce the Lien against the Leases and the Equipment and to sell the Trust Estate.

                  SECTION 6.04. Trustee Shall File Proofs of Claim.

                  (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Trust, Copelco, the Servicer or any other obligor upon the Notes or the other obligations secured hereby or relating to the property of the Trust, Copelco, the Servicer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Trust, Copelco or the Servicer for the payment of overdue principal or interest or any such other obligation) shall by intervention in such proceeding or otherwise,

                  (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding, and

                  (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

                  (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                  SECTION 6.05. Trustee May Enforce Claims Without Possession of Notes.

                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes in respect of which such judgment has been recovered.

                  SECTION 6.06. Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article following an Event of Default, and any moneys that may then be held or thereafter received by the Trustee shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

                    first to the payment of all costs and expenses of
               collection incurred by the Trustee and the Noteholders (including the reasonable fees and expenses of any counsel to the Trustee and the Noteholders);

                    second if the person then acting as Servicer under the
               Sales and Servicing Agreement is not Copelco Capital or an Affiliate of Copelco Capital, to the payment of all Servicer's Fees then due to such person;

                    third first, pro-rata to the payment of all accrued and
               unpaid interest on the Outstanding Class A-1 Principal Amount, Outstanding Class A-2 Principal Amount, Outstanding Class A-3 Principal Amount and Outstanding Class A-4 Principal Amount, respectively, to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class A-1 Note Interest Rate, Class A-2 Note Interest Rate and Class A-3 Note Interest Rate and Class A-4
               Note Interest Rate, respectively, second, to the payment of all accrued and unpaid interest on the Outstanding Class B Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class B Note Interest Rate, third, to the payment of all accrued and unpaid interest on the Outstanding Class C Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class C Note Interest Rate, fourth, to the payment of all accrued and unpaid interest on the Outstanding Class D Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class D Note Interest Rate, fifth, to the payment of all accrued and unpaid interest on the Outstanding Class E Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class E
               Note Interest Rate, sixth, to the payment of the Outstanding Class A-1 Principal Amount, seventh, to the payment of the Outstanding Class A-2 Principal Amount, Outstanding Class A-3 Principal Amount and Outstanding Class A-4 Principal Amount pro-rata, eighth, to the payment of the Outstanding Class B Principal Amount, ninth, to the payment of the Outstanding Class C Principal Amount, tenth, to the payment of the Outstanding Class D Principal Amount and eleventh, to the payment of the Outstanding Class E Principal Amount; provided, that the Noteholders may allocate such payments for interest, principal and premium at their own discretion, except that no such allocation shall affect the allocation of such amounts or future payments received by any other Noteholder;

                    fourth first pro-rata to the payment of all accrued and
               unpaid interest in the Outstanding Class R-1 Principal Amount, second to the payment of all accrued and unpaid interest on the Outstanding Class R-2 Principal Amount, third to the payment of the Outstanding Class R-1 Principal Amount and fourth to the payment of the Outstanding Class R-2 Principal Amount.

                    fifth to the payment of amounts then due the Trustee
               hereunder;

                    sixth if the person then acting as Servicer is Copelco
               Capital or an Affiliate of Copelco Capital, to the payment of all Servicer's Fees then due to such Person; and

                    seventh to the payment of the remainder, if any, to the
               Trust or any other Person legally entitled thereto.

                  SECTION 6.07. Limitation on Suits.

                  None of the Noteholders shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (i) such Noteholder has previously given written notice to the Trustee of a continuing Event of Default;

         (ii) the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (iii) such Noteholder or Noteholders have offered to the Trustee adequate indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (iv) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (v) so long as any of the Notes remain Outstanding, no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders. It is further understood and intended that so long as any portion of the Notes remains Outstanding, Copelco shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (other than for the enforcement of Sections 3.03(b), 3.04(b), 3.05, 3.06, 4.01 and 4.02 hereof) or for the appointment of a receiver or trustee (including, without limitation, a proceeding under the Bankruptcy Code), or for any other remedy hereunder. Nothing in this Section 6.07 shall be construed as limiting the rights of otherwise qualified Noteholders to petition a court for the removal of a Trustee pursuant to Section 7.09(h) hereof.

                  SECTION 6.08. Unconditional Right of Noteholders to Receive Principal and Interest.

                  Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property of the Trust Estate, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note on the Maturities for such payments, including the Stated Maturity, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

                  SECTION 6.09. Restoration of Rights and Remedies.

                  If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Trust, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders continue as though no such proceeding had been instituted.

                  SECTION 6.10. Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.04 (f), no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 6.11. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

                  SECTION 6.12. Control by Noteholders.

                  Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Sections 10.01(a)(i) and (ii) have been satisfied in full, the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. Notwithstanding the foregoing,

         (i) no such direction shall be in conflict with any rule of law or with this Indenture;

         (ii) the Trustee shall not be required to follow any such direction which the Trustee reasonably believes might result in any personal liability on the part of the Trustee for which the Trustee is not adequately indemnified; and

         (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; provided that the Trustee shall give notice of any such action to each Noteholder.

                  SECTION 6.13. Residual Notes Events of Default.

                  [To provide that upon failure to pay interest and principal on the Class R Notes, the Residual Realizations will be sold and proceeds applied in payment of the Class R Notes.]

                  SECTION 6.14. Undertaking for Costs.

                  All parties to this Indenture agree (and each holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the then Outstanding Principal Amount of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturities for such payments, including the Stated Maturity as applicable.

                  SECTION 6.15. Waiver of Stay or Extension Laws.

                  The Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 6.16. Sale of Trust Estate.

                  (a) The power to effect any sale of any portion of the Trust Estate pursuant to Section 6.03 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes shall have been paid. The Trustee may from time to time, upon directions in accordance with Section 6.12, postpone any public sale by public announcement made at the time and place of such sale. For any public sale of the Trust Estate, the Trustee shall have provided each Noteholder with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

                  (b) To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Trust Estate, or any portion thereof unless,

         (i) until such time as the conditions specified in Sections 10.01(a)(i) and (ii) have been satisfied in full, the holders of 66-2/3% of the then Outstanding Principal Amount of each Class of the Notes voting separately consent to or direct the Trustee in writing to make such sale; or

         (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Trustee hereunder and the entire unpaid principal amount of the Notes and interest due or to become due thereon in accordance with Section
6.06 on the Payment Date next succeeding the date of such sale.

The foregoing provisions shall not preclude or limit the ability of the Trustee to purchase all or any portion of the Trust Estate at a private sale.

                  (c) In connection with a sale of all or any portion of the Trust Estate:

         (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefore, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

         (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof;

         (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Trust to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale; and

         (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

         (e) The provisions of this Section 6.16 shall not be construed to restrict the ability of the Trustee to exercise any rights and powers against the Trust or the Trust Estate that are vested in the Trustee by this Indenture, including, without limitation, the power of the Trustee to proceed against the collateral subject to the lien of this Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.

                                  ARTICLE VII

                                  THE TRUSTEE

                  SECTION 7.01. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default known to the Trustee,

         (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing to the actual knowledge of a Responsible Officer of the Trustee, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

         (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved, subject to
Section 7.03(f) hereof, that the Trustee was negligent in ascertaining the pertinent facts;

         (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Noteholders in accordance with Section 6.12 relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

         (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 7.02. Notice of Defaults or Events of Default.

                  Within two Business Days after a Responsible Officer obtaining knowledge of the occurrence of any Default or Event of Default hereunder, the Trustee shall transmit, by certified mail return receipt requested, hand delivery or overnight courier, to all Noteholders, as their names and addresses appear in the Note Register, and the Rating Agencies notice of such Default or Event of Default hereunder known to the Trustee, unless such Default or Event of Default shall have been cured or waived.

                  SECTION 7.03. Certain Rights of Trustee.

                  Subject to the provisions of Section 7.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Trust mentioned herein shall be sufficiently evidenced by a Trust Request or Trust Order and any action of the Trust may be sufficiently evidenced by a Trust Order;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel as to legal matters and the written advice of any such counsel selected by the Trustee with due care shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Trust, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  SECTION 7.04. Not Responsible for Recitals or Issuance of
Notes.

                  The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Trust, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Trust of the proceeds of the Notes.

                  SECTION 7.05. May Hold Notes.

                  The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Trust with the same rights it would have if it were not Trustee.

                  SECTION 7.06. Money Held in Trust.

                  Money and investments held by the Trustee shall be held in trust in one or more trust accounts hereunder, but need not be segregated from other funds except to the extent required by law.

                  SECTION 7.07. Compensation, Reimbursement, etc.

                  Subject to Section 3.04(c) of the Sales and Servicing Agreement, the Trust agrees:

                  (a) to pay to the Trustee from time to time, solely from and only to the extent that amounts are available, such compensation for all services rendered by it hereunder as the Trust and the Trustee may agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request, solely from and only to the extent that amounts are available under clause twelfth of Section 3.03(b) or clause first of Section 6.06(a), for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith.

                  SECTION 7.08. Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall
(a) be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers; (b) have a combined capital and surplus of at least $100,000,000; (c) be subject to supervision or examination by federal or state authority; and (d) at the time of appointment, shall have long-term debt obligations (or, if the Trustee does not have outstanding long-term debt obligations and is a subsidiary of a holding Trust, which holding Trust shall have long-term obligations) having a credit rating of at least "A-" from S&P and Baa3 from Moody's.

                  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the Trust Indenture Act. The Trustee is subject to the provisions of Section 310(b) of the Trust Indenture Act regarding disqualification of a trustee upon acquiring any conflicting interest.

                  SECTION 7.09. Resignation and Removal; Appointment of
Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 7.10.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Trust and by mailing notice of resignation by first-class mail, postage prepaid, to Noteholders at their addresses appearing on the Note Register.

                  (c) The Trustee may be removed at any time by Act of the holders of not less than a majority of the then Outstanding Principal Amount of the Notes, delivered to the Trustee and the Trust.

                  (d) If the Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Trust, with the consent of the holders of 66-2/3% of the Outstanding Principal Amount of the Notes, by an act of the Trust, shall promptly appoint a successor Trustee.

                  (e) If no successor Trustee shall have been so appointed by the Trust or the Noteholders as hereinbefore provided and accepted appointment in the manner hereinafter provided within 30 days after any such resignation or removal, existence of incapability, or occurrence of such vacancy, the Trustee or any Noteholder may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Trust shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Noteholders, as their names and addresses appear in the Note Register and each Rating Agency. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  (g) The Trust may remove the Trustee if the Trustee fails to comply with Section 7.08 of this Indenture.

                  (h) If the Trustee after written request by any Noteholder who has been a Noteholder for at least six months fails to comply with Section 3.10(b) of the Trust Indenture Act, such Noteholder may petition any court of competent jurisdiction, for the removal of the Trustee and the appointment of a successor Trustee.

                  SECTION 7.10. Acceptance of Appointment by Successor.

                  (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Trust or the successor Trustee, such retiring Trustee shall, upon payment of its charges and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 7.11. Merger, Conversion, Consolidation or Succession to Business.

                  Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. The Trustee shall provide prompt written notice to each Rating Agency of any event referenced in this Section 7.11.

                  SECTION 7.12. Co-trustees and Separate Trustees.

                  (a) At any time or times, if the Trust, the Trustee or any Noteholder determines that it is necessary for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Trust and the Trustee shall have power to appoint, and, upon the written request of the Trustee or the holders of a majority of the then Outstanding Principal Amount of the Notes, the Trust shall for such purpose join with the Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Trust does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee, or the holders of a majority of the then Outstanding Principal Amount of the Notes, alone shall have power to make such appointment.

                  (b) Should any written instrument from the Trust be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Trust.

         (i) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

         (ii) The Notes shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised, solely by the Trustee.

         (iii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

         (iv) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Trust evidenced by a Trust Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Trust. Upon the written request of the Trustee, the Trust shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

         (v) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder and the Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.12.

         (vi) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                  SECTION 7.13. Acceptance by Trustee.

                  The Trustee hereby acknowledges the conveyance of the Granted Assets and the receipt of the Leases and the other Granted Assets granted by the Trust hereunder and declares that the Trustee, through a custodian, will hold such Leases and other Granted Assets conveyed by the Trust in trust, for the use and benefit of all Noteholders subject to the terms and provisions hereof.

                  SECTION 7.14. Preferential Collection of Claims Against the Trust.

                  The Trustee is subject to Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act
Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

                  SECTION 7.15. Reports by Trustee to Noteholders.

                  To the extent required by the Trust Indenture Act, within 60 days after each May 15, following the date of this Indenture, the Trustee shall mail to Noteholders a brief report dated as of such reporting date that complies with Trust Indenture Act Section 313(a), if such a report is required pursuant to Trust Indenture Act Section 313(a). The Trustee also shall comply with Trust Indenture Act Section 313(b). The Trustee shall also transmit by mail all reports as required by Trust Indenture Act Section 313(c).

                  A copy of each such report required under Trust Indenture Act Section 313 shall, at the time of such transmission to Noteholders be filed with the Commission and with each stock exchange or other market system on which the Notes are listed. The Trust or any other obligor upon the Notes shall notify the Trustee if the Notes become listed on any stock exchange or market trading system.

                  SECTION 7.16. No Proceedings.

                  The Trustee hereby agrees that it will not, with respect to its fees and expenses, directly or indirectly institute, or cause to be instituted, against the Trust any proceeding of the type referred to in
Section 6.01(e) or (f) so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash.

                                 ARTICLE VIII

                                   COVENANTS

                  SECTION 8.01. Payment of Principal and Interest.

                  The Trust will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

                  SECTION 8.02. Maintenance of Office or Agency; Chief Executive Office.

                  (a) The Trust will maintain at the Corporate Trust Office an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust in respect of the Notes and this Indenture may be served. The Trust hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  (b) The chief executive office of the Trust, and the office at which the Trust maintains its records with respect to the Leases, the interests in the Equipment, and the transactions contemplated hereby, is currently located in Mahwah, New Jersey; records with respect to certain of the Leases are maintained in Mt. Laurel, New Jersey. The Trust will not change the location of such offices without giving the Trustee at least 30 days prior written notice thereof.

                  SECTION 8.03. Money for Payments to Noteholders to be Held in Trust.

                  (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account pursuant to Section 3.03(b) or Section 6.06 or from amounts withdrawn from the Residual Account pursuant to Section 3.04(b) shall be made on behalf of the Trust by the Trustee, and no amounts so withdrawn from the Collection Account or the Residual Account for payments of Notes shall be paid over to the Trust under any circumstances except as provided in this Section 8.03 or in Section 3.03(b), Section 3.04(b) or Section 6.06.

                  (b) In making payments hereunder, the Trustee will:

         (i) allocate all sums received for payment to the Noteholders on each Payment Date among such Noteholders pursuant to Section 3.03(b), Section 3.04(b), or Section 6.06, as applicable, in accordance with the information known to the Trustee;

         (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and

         (iii) comply with all requirements of the Internal Revenue Code of 1986, as amended (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  Whenever the Trust shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Noteholders entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Trust will promptly notify the Trustee of its action or failure so to act.

                  The Trust will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                    (1) hold all sums held by it for the payment of the
               principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and

                    (2) give the Trustee notice of any default by the Trust
               (or any other obligor upon the Securities) in the making of any payment of principal or interest.

                  (c) Except as required by applicable law, any money held by the Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, paid to the Trust upon request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Trust for payment thereof (but only to the extent of the amounts so paid to the Trust), and all liability of the Trustee with respect to such trust money shall thereupon cease.

                  SECTION 8.04. Corporate Existence; Merger; Consolidation, etc.

                  (a) The Trust will keep in full effect its existence and rights as a business trust under the laws of the State of Delaware.

                  (b) The Trust shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requisite and appropriate organizational and other formalities in the management of its business and affairs and the conduct of the transactions contemplated hereby and by the Underwriting Agreement and the Sales and Servicing Agreement.

                  (c) The Trust shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person.

                  SECTION 8.05. Protection of Trust Estate; Further
Assurances.

                  The Trust will from time to time execute and deliver all such supplements and amendments hereto and all such Financing Statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

         (i) Grant more effectively all or any portion of the Trust Estate;

         (ii) maintain or preserve the Lien of this Indenture or carry out more effectively the purposes hereof;

         (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Trustee in each of the Leases, in the Equipment and all other property included in the Trust Estate; provided, that the Trust shall not be required to file Financing Statements with respect to the interests in the Equipment in addition to those contemplated by Section 3.01(c) of the Sales and Servicing Agreement;

         (iv) enforce or cause the Servicer to enforce any of the Leases; or

         (v) preserve and defend title to the Leases (including the right to receive all payments due or to become due thereunder), the interests in the Equipment, or other property included in the Trust Estate and preserve and defend the rights of the Trustee and the Noteholders in such Leases (including the right to receive all payments due or to become due thereunder), interests in the Equipment and other property against the claims of all Persons and parties.

The Trust, upon the Trust's failure to do so, hereby designates the Trustee its agent and attorney-in-fact to execute any Financing Statement or continuation statement required pursuant to this Section 8.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Trust with the foregoing covenants; and provided, further, that the duty of the Trustee to execute any instrument required pursuant to this Section 8.05 shall arise only if a Responsible Officer of the Trustee has actual knowledge of any failure of the Trust to comply with the provisions of this Section 8.05.

                  SECTION 8.06. [Reserved].

                  SECTION 8.07. Performance of Obligations; Sales and Servicing Agreement.

                  (a) The Trust will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Notes and the Underwriting Agreement.

                  (b) The Trust will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any Lease or any other instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination, or discharge of, or impair the validity or effectiveness of, any Lease or such other instrument, except as expressly provided in this Indenture or the Sales and Servicing Agreement.

                  (c) If any Authorized Officer shall have knowledge of the occurrence of a default under the Sales and Servicing Agreement, the Trust shall promptly notify the Trustee and the Noteholders thereof, and shall specify in such notice the action, if any, the Trust is taking in respect of such default. Unless consented to by the holders of 66 2/3% of the then Outstanding Principal Amount of the Notes, the Trust may not waive any default under or amend the Sales and Servicing Agreement.

                  SECTION 8.08. Negative Covenants.

                  The Trust will not:

                  (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture;

                  (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

                  (c) engage in any business or activity other than in connection with, or relating to the ownership of, the Leases and the interests in the Equipment, the issuance of the Notes, and the specific transactions contemplated hereby;

                  (d) become liable for, issue, incur, assume, or allow to remain outstanding any indebtedness, or guaranty any indebtedness of any Person, other than the Notes, except as contemplated by this Indenture, the registration statement filed with respect to the Class A Notes, Class B Notes, Class C Notes and Class D Notes, and the Sales and Servicing Agreement;

                  (e) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs;

                  (f) (i) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture, or (iii) subject to Section 4.01(c) of the Sales and Servicing Agreement, permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                  (g) make any loan or advance to any Affiliate of the Trust or to any other Person; provided that the Trust may from time to time make Inter-Company Loans on the terms and conditions set forth in Section 15 of the Sales and Servicing Agreement.

                  SECTION 8.09. Information as to Trust.

                  The Trust shall deliver to the Trustee and, the Trustee shall deliver to each Rating Agency and to each holder of outstanding Notes (and, upon the request of any Noteholder, to any prospective transferee of any Notes):

                  (a) Notice of Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice describing its nature and period of existence and what action the Trust is taking or proposes to take with respect thereto; and

         (i) Report on Proceedings - promptly upon the Trust's becoming aware of

         (ii) any proposed or pending investigation of it by any governmental authority or agency, or

         (iii) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Trust a written notice specifying the nature of such investigation or proceeding and what action the Trust is taking or proposes to take with respect thereto and evaluating its merits.

                  SECTION 8.10. Taxes.

                  The Trust shall pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Trust Estate.

                  SECTION 8.11. Indemnification.

                  The Trust agrees to indemnify and hold harmless the Trustee and each Noteholder (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party without negligence or willful misconduct on its part as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Sales and Servicing Agreement, including without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Trust's possession or under its control, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; provided that, all amounts payable pursuant to this
Section 8.11 shall be fully subordinated to amounts payable under the Notes, shall be without recourse to the Trust except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid and shall not, to the extent that such amounts are unpaid, constitute a claim against the Trust except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid.

                  SECTION 8.12. Commission Reports; Reports to Trustee; Reports to Noteholders.

                  To the extent it has not satisfied the following requirements by reporting under Section 8.09 hereof, the Trust shall:

                  (a) file with the Trustee, within 15 days after the Trust is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Trust may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (or copies of such portions thereof as may be prescribed by rules and regulations of the Commission); or, if the Trust is not required to file with the Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Exchange Act, then the Trust will file with the Trustee and with the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Trust with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations; and

                  (c) furnish to the Trustee for distribution to the Noteholders, as the names and addresses of such Noteholders appear in the Note Register, in the manner and to the extent provided in Section 7.15 hereof, such summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of Subsections (a) and (b) of this Section 8.12 as may be required to be provided to such Noteholders by the rules and regulations of the Commission under the provisions of the Trust Indenture Act.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

                  SECTION 9.01. Supplemental Indentures Without Consent of Noteholders.

                  (a) Without the consent of any Noteholders, the Trust, by a Trust Order, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (i) to add to the covenants of the Trust for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Trust;

         (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

         (iii) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture; provided such action pursuant to this Section 9.01(a) shall not adversely affect the interests of the Noteholders in any respect.

                  (b) The Trustee shall promptly deliver to each Noteholder and each Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.01(a).

                  SECTION 9.02. Supplemental Indentures with Consent of Noteholders.

                  (a) With the consent of the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes and by Act of said Noteholders delivered to the Trust and the Trustee, the Trust, by a Trust Order, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, that no supplemental indenture shall, without the consent of the holder of each Outstanding Note affected thereby,

         (i) change the Stated Maturity of any Note or the Principal Payments or Interest Payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Interest Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof;

         (ii) reduce the percentage of the Outstanding Principal Amount of the Notes the consent of whose Noteholders is required for any such supplemental indenture, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences, or for any Act of Noteholders;

         (iii) modify any of the provisions of this Section or Section 6.13 except to increase any percentage or fraction set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby;

         (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

         (v) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as provided in Sections 4.01 or 4.02, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture.

                  (b) The Trustee shall promptly deliver to each Noteholder and each Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.02(a).

                  SECTION 9.03. Execution of Supplemental Indentures.

                  In executing any supplemental indenture (a) pursuant to
Article 9.01 of this Indenture or (b) pursuant to Section 9.02 of this Indenture without the consent of each holder of the Notes to the execution of the same, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Trustee's own rights, duties, projections, or immunities under this Indenture or otherwise.

                  SECTION 9.04. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.05. Reference in Notes to Supplemental Indentures.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Trust shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Trust, to any such supplemental indenture may be prepared and executed by the Trust and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                  SECTION 9.06. Compliance with Trust Indenture Act.

                  Every amendment, supplement or waiver to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

                                  ARTICLE X

                          SATISFACTION AND DISCHARGE

                  SECTION 10.01. Satisfaction and Discharge of Indenture.

                  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Trust, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (i)  100 days shall have elapsed since either

              (A) all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.04 and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Trust and thereafter repaid to the Trust or discharged from such trust, as provided in Section 8.03(c)) have been delivered to the Trustee for cancellation; or

              (B) the final installments of principal on all such Notes not theretofore delivered to the Trustee for cancellation

                    (1) have become due and payable, or

                    (2) will become due and payable at their Stated Maturity,
               as applicable, within one year,

          and the Trust has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity thereof;

         (ii) the Trust has paid or caused to be paid all other sums payable hereunder by the Trust for the benefit of the Noteholders; and

         (iii) the Trust has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

At such time, the Trustee shall deliver to the Trust or, upon Trust Order, its assignee, all cash, securities and other property held by it as part of the Trust Estate other than funds deposited with the Trustee pursuant to Section 10.01(a)(i)(B), for the payment and discharge of the Notes.

                  (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Trust to the Trustee under Sections 7.07 and 8.11, and, if money shall have been deposited with the Trustee pursuant to
Section 10.01(a)(i)(B), the obligations of the Trustee under Section 10.02 and
Section 8.03(c) shall survive.

                  (c) The Trustee shall provide prompt written notice to each Rating Agency of any satisfaction and discharge of this Indenture pursuant to this Article 10.

                  SECTION 10.02. Application of Trust Money.

                  Subject to the provisions of Section 8.03(c), all money deposited with the Trustee pursuant to Sections 10.01 and 8.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE XI

                                 MISCELLANEOUS

                  SECTION 11.01. Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Trust Indenture Act Section 318(a), the duties imposed by Section 318(a) shall control.

                  SECTION 11.02. Communication by Noteholders with Other Noteholders.

                  Noteholders may communicate, pursuant to Trust Indenture Act
Section 312(b), with other Noteholders with respect to their rights under this Indenture or the

Notes. The Trust, the Trustee, the Note Registrar and all other parties shall have the protection of Trust Indenture Act Section 312(c).

                  SECTION 11.03. Officers' Certificate and Opinion of Counsel as to Conditions Precedent.

                  Upon any request or application by the Trust (or any other obligor upon the Notes) to the Trustee to take any action under this Indenture, the Trust (or such other Obligor) shall furnish to the Trustee:

                  (a) an Officers' Certificate (which shall include the statements set forth in Section 12.04) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel (which shall include the statements set forth in Section 12.04) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

                  SECTION 11.04. Statements Required in Certificate or
Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

                  SECTION 11.05. Nonpetition.

                  The Trustee shall not petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Trust.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and witnessed, all as of the day and year first above written.

                                  COPELCO CAPITAL FUNDING TRUST 98-A


                                  By: WILMINGTON TRUST COMPANY
                                  as Owner-Trustee

                                  By:
                                     ------------------------------------
                                  Name:
                                  Title:




                                  MANUFACTURERS AND TRADERS TRUST
                                  COMPANY, as Trustee

                                  By
                                    -------------------------------------
                                  Name:    RUSSELL T. WHITLEY
                                  Title:   ASSISTANT VICE PRESIDENT



                                  COPELCO CAPITAL INC, as Servicer


                                  By
                                    --------------------------------------
                                  Name:
                                  Title:


                                 COP

                                                                    SCHEDULE 1


                                    LEASES

                                                                     EXHIBIT A


                                   [FORM OF

                                CLASS A-1 NOTE]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                      COPELCO CAPITAL FUNDING TRUST 98-A

              ______% CLASS A-1 LEASE-BACKED NOTE, SERIES 1998-A


CUSIP NO. ___________
No. R-_______________                                    $_______________


                  Copelco Capital Funding Trust 98-A, a business trust duly organized and existing under the laws of Delaware (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________________________
($______________), payable in monthly installments beginning on August 17, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of ______% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days and the actual number of days in the period since the last Payment Date or with respect to the August 1998 Payment Date, since the Issuance Date.

                  Principal and interest on this Class A-1 Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 17, 1998, either by check to the registered address of the Holder of this Class A-1 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                  The Stated Maturity of the Class A-1 Notes is __________, on which date the Outstanding Principal Amount of the Class A-1 Notes shall be due and payable.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This Class A-1 Note is one of a duly authorized issue of Class A Notes of the Trust designated as its "_____% Class A-1 Lease-Backed Notes, Series 1998-A" (herein called the "Class A-1 Notes") limited in aggregate principal amount of $_____________, issued under the Indenture, dated as of July __, 1998 (herein called the "Indenture"), between the Trust and MANUFACTURERS AND TRADERS TRUST COMPANY as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trust, the Trustee and the Holders and of the terms upon which the Class A-1 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                  This Class A-1 Note will be secured by the pledge to the Trustee of the Trust Estate.

                  If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-1 Notes (but not less than all the Class A-1 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Trust with respect to the payment of principal and interest on this Class A-1 Note shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders under the Indenture at any time by the Trust and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-1 Note or any Class A-1 Note.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-1 Note is registrable in the Note Register, upon surrender of this Class A-1 Note for registration of transfer at the office or agency of the Trustee in The City of Buffalo, NY, and at any other office or agency maintained by the Trust for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Class A-1 Notes are issuable only in registered form without coupons in minimum denominations of $________. As provided in the Indenture and subject to certain limitations therein set forth, Class A-1 Notes are exchangeable for a like aggregate principal amount of Class A-1 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trust, the Trustee and any agent of the Trust or the Trustee may treat the Person in whose name this Class A-1 Note is registered as the owner hereof for all purposes, whether or not this Class A-1 Note may be overdue, and neither the Trust, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Class A-1 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed under its corporate seal.


Dated:  _________________, 199__

                                    COPELCO CAPITAL FUNDING TRUST 98-A

                                    By:  WILMINGTON TRUST COMPANY

[SEAL]

                                    By:  _____________________________________
                                                    Authorized Officer

Attest:


----------------------------



                    Trustee's Certificate of Authentication

                  This is one of the Class A-1 Notes referred to in the within mentioned Indenture.


                                    MANUFACTURERS AND TRADERS TRUST
                                    COMPANY, as Trustee


                                   By:  ______________________________________
                                                  Authorized Officer

                                ASSIGNMENT FORM
                                ---------------

                  If you the holder want to assign this Class A-1 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-1 Note to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-1 Note on the books of the Trust. The agent may substitute another to act for him.



Dated:                           Signed:
        ----------------                 -------------------------------------
                                           (sign exactly as the name appears
                                            on the other side of this Class
                                            A-1 Note)


Signature Guarantee
                    ----------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-1 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-1 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-1 Note.

                                   [FORM OF


                                CLASS A-2 NOTE]


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                      COPELCO CAPITAL FUNDING TRUST 98-A

               _____% CLASS A-2 LEASE-BACKED NOTE, SERIES 1998-A


CUSIP NO. _____________
No. R-______________                                        $______________

                  Copelco Capital Funding Trust 98-A, a business trust duly organized and existing under the laws of Delaware (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ____________________________ ($___________), payable in monthly installments beginning on August 17, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of ____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

                  Principal and interest on this Class A-2 Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 17, 1998, either by check to the registered address of the Holder of this Class A-2 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                  The Stated Maturity of the Class A-2 Notes is _________, on which date the Outstanding Principal Amount of the Class A-2 Notes shall be due and payable.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Trust designated as its "_____% Class A-2 Lease-Backed Notes, Series 1998-A" (herein called the "Class A-2 Notes") limited in aggregate principal amount of $____________, issued under the Indenture, dated as of July __, 1998 (herein called the "Indenture"), between the Trust and MANUFACTURERS AND TRADERS TRUST COMPANY as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trust, the Trustee and the Holders and of the terms upon which the Class A-2 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                  This Class A-2 Note will be secured by the pledge to the Trustee of the Trust Estate.

                  If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-2 Notes (but not less than all the Class A-2 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Trust with respect to the payment of principal and interest on this Class A-2 Note shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders under the Indenture at any time by the Trust and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-2 Note or any Class A-2 Note.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-2 Note is registrable in the Note Register, upon surrender of this Class A-2 Note for registration of transfer at the office or agency of the Trustee in The City of Buffalo, NY, and at any other office or agency maintained by the Trust for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Class A-2 Notes are issuable only in registered form without coupons in minimum denominations of $______. As provided in the Indenture and subject to certain limitations therein set forth, Class A-2 Notes are exchangeable for a like aggregate principal amount of Class A-2 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trust, the Trustee and any agent of the Trust or the Trustee may treat the Person in whose name this Class A-2 Note is registered as the owner hereof for all purposes, whether or not this Class A-2 Note may be overdue, and neither the Trust, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Class A-2 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed under its corporate seal.


Dated:  _________________, 199__

                                  COPELCO CAPITAL FUNDING TRUST 98-A

                                  By:  WILMINGTON TRUST COMPANY

[SEAL]

                                  By:
                                     ----------------------------------------
                                               Authorized Officer

Attest:


----------------------------



                    Trustee's Certificate of Authentication
                    ---------------------------------------

                  This is one of the Class A-2 Notes referred to in the within mentioned Indenture.


                                  MANUFACTURERS AND TRADERS
                                  TRUST COMPANY, as Trustee


                                  By:
                                      ---------------------------------------
                                                Authorized Officer

                                ASSIGNMENT FORM


                  If you the holder want to assign this Class A-2 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-2 Note to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                 (Print or type name, address and zip code and social security or tax ID number of assignee)


and irrevocably appoint ____________, agent to transfer this Class A-2 Note on the books of the Trust. The agent may substitute another to act for him.



Dated:                              Signed:
       -------------------------            ----------------------------------
                                            (sign exactly as the name appears
                                             on the other side of this Class
                                             A-2 Note)

Signature Guarantee
                    ----------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-2 Note.

                                   [FORM OF

                                CLASS A-3 NOTE]


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                      COPELCO CAPITAL FUNDING TRUST 98-A

               _____% CLASS A-3 LEASE-BACKED NOTE, SERIES 1998-A


CUSIP NO. ___________
No. R-                                                        $____________


                  Copelco Capital Funding Trust 98-A, a business trust duly organized and existing under the laws of Delaware (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ________________________________ ($_____________), payable in monthly installments beginning on August 17, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of _____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

                  Principal and interest on this Class A-3 Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 17, 1998, either by check to the registered address of the Holder of this Class A-3 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                  The Stated Maturity of the Class A-3 Notes is ________, on which date the Outstanding Principal Amount of the Class A-3 Notes shall be due and payable.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This Class A-3 Note is one of a duly authorized issue of Class A-3 Notes of the Trust designated as its "_____% Class A-3 Lease-Backed Notes, Series 1998-A" (herein called the "Class A-3 Notes") limited in aggregate principal amount of $____________, issued under the Indenture, dated as of July __, 1998 (herein called the "Indenture"), between the Trust and MANUFACTURERS AND TRADERS TRUST COMPANY as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trust, the Trustee and the Holders and of the terms upon which the Class A-3 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                  This Class A-3 Note will be secured by the pledge to the Trustee of the Trust Estate.

                  If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-3 Notes (but not less than all the Class A-3 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Trust with respect to the payment of principal and interest on this Class A-3 Note shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders under the Indenture at any time by the Trust and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-3 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-3 Note or any Class A-3 Note.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-3 Note is registrable in the Note Register, upon surrender of this Class A-3 Note for registration of transfer at the office or agency of the Trustee in The City of Buffalo, NY, and at any other office or agency maintained by the Trust for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Class A-3 Notes are issuable only in registered form without coupons in minimum denominations of $______. As provided in the Indenture and subject to certain limitations therein set forth, Class A-3 Notes are exchangeable for a like aggregate principal amount of Class A-3 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trust, the Trustee and any agent of the Trust or the Trustee may treat the Person in whose name this Class A-3 Note is registered as the owner hereof for all purposes, whether or not this Class A-3 Note may be overdue, and neither the Trust, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Class A-3 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed under its corporate seal.

Dated:  _________________, 199__

                                  COPELCO CAPITAL FUNDING TRUST
                                  98-A

                                  By:  WILMINGTON TRUST COMPANY

[SEAL]

                                  By:
                                      ----------------------------------------
                                              Authorized Officer

Attest:


----------------------------



                    Trustee's Certificate of Authentication
                    ---------------------------------------

                  This is one of the Class A-3 Notes referred to in the within mentioned Indenture.


                                  MANUFACTURERS AND TRADERS TRUST
                                  COMPANY, as Trustee


                                 By:
                                    ------------------------------------------
                                               Authorized Officer

                                ASSIGNMENT FORM
                                ---------------

                  If you the holder want to assign this Class A-3 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-3 Note to:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-3 Note on the books of the Trust. The agent may substitute another to act for him.



Dated:                                Signed:
--------------------------------             ---------------------------------
                                             (sign exactly as the name appears
                                             on the other side of this Class
                                             A-3 Note)

Signature Guarantee
                   -----------------------------------------------------------

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-3 Note.

                                   [FORM OF

                                CLASS A-4 NOTE]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                      COPELCO CAPITAL FUNDING TRUST 98-A

               _____% CLASS A-4 LEASE-BACKED NOTE, SERIES 1998-A


CUSIP NO. 217246AD9________
No. R-                                                       $_______________

                  Copelco Capital Funding Trust 98-A, a business trust duly organized and existing under the laws of Delaware (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ____________________________ ($______________), payable in monthly installments beginning on August 17, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of _____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

                  Principal and interest on this Class A-4 Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 17, 1998, either by check to the registered address of the Holder of this Class A-4 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                  The Stated Maturity of the Class A-4 Notes is ___________, on which date the Outstanding Principal Amount of the Class A-4 Notes shall be due and payable.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-4 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This Class A-4 Note is one of a duly authorized issue of Class A-4 Notes of the Trust designated as its "_____% Class A-4 Lease-Backed Notes, Series 1998-A" (herein called the "Class A-4 Notes") limited in aggregate principal amount of $____________, issued under the Indenture, dated as of July __, 1998 (herein called the "Indenture"), between the Trust and MANUFACTURERS AND TRADERS TRUST COMPANY as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trust, the Trustee and the Holders and of the terms upon which the Class A-4 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                  This Class A-4 Note will be secured by the pledge to the Trustee of the Trust Estate.

                  If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A- Notes (but not less than all the Class A-4 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Trust with respect to the payment of principal and interest on this Class A-4 Note shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders under the Indenture at any time by the Trust and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-4 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-4 Note or any Class A-4 Note.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-4 Note is registrable in the Note Register, upon surrender of this Class A-4 Note for registration of transfer at the office or agency of the Trustee in The City of Buffalo, NY, and at any other office or agency maintained by the Trust for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-4 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Class A-4 Notes are issuable only in registered form without coupons in minimum denominations of $______. As provided in the Indenture and subject to certain limitations therein set forth, Class A-4 Notes are exchangeable for a like aggregate principal amount of Class A-4 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trust, the Trustee and any agent of the Trust or the Trustee may treat the Person in whose name this Class A-4 Note is registered as the owner hereof for all purposes, whether or not this Class A-4 Note may be overdue, and neither the Trust, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Class A-4 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed under its corporate seal.

Dated:  _________________, 199__

                                       COPELCO CAPITAL FUNDING TRUST
                                       98-A

                                       By:  WILMINGTON TRUST COMPANY

[SEAL]

                                       By:
                                          ------------------------------------
                                                 Authorized Officer

Attest:


----------------------------



                    Trustee's Certificate of Authentication
                    ---------------------------------------

                  This is one of the Class A-4 Notes referred to in the within mentioned Indenture.


                                       MANUFACTURERS AND TRADERS TRUST
                                       COMPANY, as Trustee


                                       By:
                                          ------------------------------------
                                                  Authorized Officer

                                ASSIGNMENT FORM
                                ---------------


                  If you the holder want to assign this Class A-4 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-4 Note to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-4 Note on the books of the Trust. The agent may substitute another to act for him.



Dated:                           Signed:
       ----------------------            -------------------------------------

                                         -------------------------------------
                                           (sign exactly as the name appears
                                           on the other side of this Class
                                           A-4 Note)


Signature Guarantee
                   -----------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-4 Note.

                                   [FORM OF

                                 CLASS B NOTE]


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                      COPELCO CAPITAL FUNDING TRUST 98-A

                       ______% CLASS B LEASE-BACKED NOTE


CUSIP No. _______________
No. R-                                                          $____________

                  Copelco Capital Funding Trust 98-A, a business trust duly organized and existing under the laws of Delaware (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________________ Dollars ($____________), payable in monthly installments beginning on August 17, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of ____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

                  Principal and interest on this Class B Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 17, 1998, either by check to the registered address of the Holder of this Class B Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class B Notes during the Principal Amortization Period shall be payable to the Holder of this Class B Note only upon presentation and surrender of this Class B Note at the Corporate Trust Office of the

Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                  The Stated Maturity of the Class B Notes is _________, on which date the Outstanding Principal Amount of the Class B Notes shall be due and payable.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This Class B Note is one of a duly authorized issue of Class B Notes of the Trust designated as its "____% Class B Lease-Backed Notes, Series 1998-A" (herein called the "Class B Notes"), limited in aggregate principal amount of $___________, issued under the Indenture, dated as of July __, 1998 (herein called the "Indenture"), between the Trust and MANUFACTURERS AND TRADERS TRUST COMPANY as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trust, the Trustee and the Holders and of the terms upon which the Class B Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                  If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class B Notes (but not less than all the Class B Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Trust with respect to the payment of principal and interest on this Class B Note shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders under the Indenture at any time by the Trust and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note or any Class B Note.

                  No sale or transfer of this Class B Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class B Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class B Note is registrable in the Note Register, upon surrender of this Class B Note for registration of transfer at the office or agency of the Trustee in The City of Buffalo, NY, and at any other office or agency maintained by the Trust for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Class B Notes are issuable only in registered form without coupons in minimum denominations of $________. As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for a like aggregate principal amount of Class B Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trust, the Trustee and any agent of the Trust or the Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Trust, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed under its corporate seal.

Dated:  _________________, 199__

                                            COPELCO CAPITAL FUNDING TRUST
                                            98-A

                                            By:  WILMINGTON TRUST COMPANY

[SEAL]

                                            By:
                                               --------------------------------
                                                      Authorized Officer

Attest:


----------------------------



                    Trustee's Certificate of Authentication
                    ---------------------------------------

                  This is one of the Class B Notes referred to in the within mentioned Indenture.


                                       MANUFACTURERS AND TRADERS TRUST
                                       COMPANY, as Trustee


                                      By:
                                         -------------------------------------
                                                Authorized Officer

                            ASSIGNMENT FORM
                            ---------------

                  If you the holder want to assign this Class B Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class B Note to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class B Note on the books of the Trust. The agent may substitute another to act for him.

Dated:                           Signed:
-----------------------------            ------------------------------------

                                         ------------------------------------
                                            (sign exactly as the name appears
                                            on the other side of this Class B
                                            Note)


Signature Guarantee
                    ----------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class B Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class B Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class B Note.

                                   [FORM OF

                                 CLASS C NOTE]


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                      COPELCO CAPITAL FUNDING TRUST 98-A

                       _____% CLASS C LEASE-BACKED NOTE


PP No. ___________
No. R-                                                     $____________

                  Copelco Capital Funding Trust 98-A, a business trust duly organized and existing under the laws of Delaware (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to [________], or registered assigns, the principal sum of _________________________________ Dollars ($____________), payable in monthly installments beginning on August 17, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of _____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

                  Principal and interest on this Class C Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 17, 1998, either by check to the registered address of the Holder of this Class C Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class C Notes during the Principal Amortization Period shall be payable to the Holder of this Class C Note only upon presentation and surrender of this Class C Note at the Corporate Trust Office of the

Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                  The Stated Maturity of the Class C Notes is _________, on which date the Outstanding Principal Amount of the Class C Notes shall be due and payable.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This Class C Note is one of a duly authorized issue of Class C Notes of the Trust designated as its "_____% Class C Lease-Backed Notes, Series 1998-A" (herein called the "Class C Notes"), limited in aggregate principal amount of $__________, issued under the Indenture, dated as of July __, 1998 (herein called the "Indenture"), between the Trust and MANUFACTURERS AND TRADERS TRUST COMPANY as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trust, the Trustee and the Holders and of the terms upon which the Class C Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                  If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class C Notes (but not less than all the Class C Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Trust with respect to the payment of principal and interest on this Class C Note shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders under the Indenture at any time by the Trust and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class C Note or any Class C Note.

                  No sale or transfer of this Class C Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class C Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class C Note is registrable in the Note Register, upon surrender of this Class C Note for registration of transfer at the office or agency of the Trustee in The City of Buffalo, NY, and at any other office or agency maintained by the Trust for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Class C Notes are issuable only in registered form without coupons in minimum denominations of $250,000. As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for a like aggregate principal amount of Class C Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trust, the Trustee and any agent of the Trust or the Trustee may treat the Person in whose name this Class C Note is registered as the owner hereof for all purposes, whether or not this Class C Note may be overdue, and neither the Trust, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Class C Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed under its corporate seal.


Dated:  _________________, 199__

                                          COPELCO CAPITAL FUNDING TRUST
                                          98-A

                                           By:  WILMINGTON TRUST COMPANY

[SEAL]

                                           By:
                                               --------------------------------
                                                      Authorized Officer

Attest:


----------------------------



                    Trustee's Certificate of Authentication
                    ---------------------------------------

                  This is one of the Class C Notes referred to in the within mentioned Indenture.


                                       MANUFACTURERS AND TRADERS TRUST
                                       COMPANY, as Trustee


                                       By:
                                           -----------------------------------
                                                  Authorized Officer

                                ASSIGNMENT FORM
                                ---------------


                  If you the holder want to assign this Class C Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class C Note to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class C Note on the books of the Trust. The agent may substitute another to act for him.



Dated:                                Signed:

----------------------------------            --------------------------------
                                               (sign exactly as the name appears
                                               on the other side of this Class C
                                               Note)


Signature Guarantee
                   -----------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class C Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class C Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class C Note.

                                   [FORM OF

                                 CLASS D NOTE]


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                      COPELCO CAPITAL FUNDING TRUST 98-A

                       _____% CLASS D LEASE-BACKED NOTE


PP No. ___________
No. R-                                                     $____________

                  Copelco Capital Funding Trust 98-A, a business trust duly organized and existing under the laws of Delaware (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to [________], or registered assigns, the principal sum of _________________________________ Dollars ($____________), payable in monthly installments beginning on August 17, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of _____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

                  Principal and interest on this Class D Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 17, 1998, either by check to the registered address of the Holder of this Class D Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class D Notes during the Principal Amortization Period shall be payable to the Holder of this Class D Note only upon presentation and surrender of this Class D Note at the Corporate Trust Office of the

Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                  The Stated Maturity of the Class D Notes is _________, on which date the Outstanding Principal Amount of the Class D Notes shall be due and payable.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class D Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This Class D Note is one of a duly authorized issue of Class D Notes of the Trust designated as its "_____% Class D Lease-Backed Notes, Series 1998-A" (herein called the "Class D Notes"), limited in aggregate principal amount of $__________, issued under the Indenture, dated as of July __, 1998 (herein called the "Indenture"), between the Trust and MANUFACTURERS AND TRADERS TRUST COMPANY as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trust, the Trustee and the Holders and of the terms upon which the Class D Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                  If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class D Notes (but not less than all the Class D Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Trust with respect to the payment of principal and interest on this Class D Note shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders under the Indenture at any time by the Trust and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class D Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class D Note or any Class D Note.

                  No sale or transfer of this Class D Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class D Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class D Note is registrable in the Note Register, upon surrender of this Class D Note for registration of transfer at the office or agency of the Trustee in The City of Buffalo, NY, and at any other office or agency maintained by the Trust for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class D Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Class D Notes are issuable only in registered form without coupons in minimum denominations of $250,000. As provided in the Indenture and subject to certain limitations therein set forth, Class D Notes are exchangeable for a like aggregate principal amount of Class D Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trust, the Trustee and any agent of the Trust or the Trustee may treat the Person in whose name this Class D Note is registered as the owner hereof for all purposes, whether or not this Class D Note may be overdue, and neither the Trust, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Class D Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed under its corporate seal.


Dated:  _________________, 199__

                                           COPELCO CAPITAL FUNDING TRUST 98-A

                                           By:  WILMINGTON TRUST COMPANY

[SEAL]

                                           By:
                                              --------------------------------
                                                   Authorized Officer

Attest:


----------------------------



                    Trustee's Certificate of Authentication
                    ---------------------------------------

                  This is one of the Class D Notes referred to in the within mentioned Indenture.


                                       MANUFACTURERS AND TRADERS TRUST
                                       COMPANY, as Trustee


                                      By:
                                         -------------------------------------
                                                 Authorized Officer

                                ASSIGNMENT FORM
                                ---------------


                  If you the holder want to assign this Class D Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class D Note to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class D Note on the books of the Trust. The agent may substitute another to act for him.



Dated:                               Signed:
--------------------------------             ---------------------------------

                                             ---------------------------------
                                             (sign exactly as the name appears
                                             on the other side of this Class D
                                             Note)


Signature Guarantee
                   -----------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class D Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class D Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class D Note.

                                   [FORM OF

                                 CLASS E NOTE]


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                      COPELCO CAPITAL FUNDING TRUST 98-A

                       _____% CLASS E LEASE-BACKED NOTE


PP No. ___________
No. R-                                                       $____________

                  Copelco Capital Funding Trust 98-A, a business trust duly organized and existing under the laws of Delaware (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to [________], or registered assigns, the principal sum of _________________________________ Dollars ($____________), payable in monthly installments beginning on August 17, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of _____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

                  Principal and interest on this Class E Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 17, 1998, either by check to the registered address of the Holder of this Class E Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class E Notes during the Principal Amortization Period shall be payable to the Holder of this Class E Note only upon presentation and surrender of this Class E Note at the Corporate Trust Office of the

Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                  The Stated Maturity of the Class E Notes is _________, on which date the Outstanding Principal Amount of the Class E Notes shall be due and payable.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class E Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This Class E Note is one of a duly authorized issue of Class E Notes of the Trust designated as its "_____% Class E Lease-Backed Notes, Series 1998-A" (herein called the "Class E Notes"), limited in aggregate principal amount of $__________, issued under the Indenture, dated as of July __, 1998 (herein called the "Indenture"), between the Trust and MANUFACTURERS AND TRADERS TRUST COMPANY as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trust, the Trustee and the Holders and of the terms upon which the Class E Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                  If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class E Notes (but not less than all the Class E Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Trust with respect to the payment of principal and interest on this Class E Note shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders under the Indenture at any time by the Trust and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class E Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class E Note and of any Class E Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class E Note or any Class E Note.

                  No sale or transfer of this Class E Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class E Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class E Note is registrable in the Note Register, upon surrender of this Class E Note for registration of transfer at the office or agency of the Trustee in The City of Buffalo, NY, and at any other office or agency maintained by the Trust for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class E Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Class E Notes are issuable only in registered form without coupons in minimum denominations of $250,000. As provided in the Indenture and subject to certain limitations therein set forth, Class E Notes are exchangeable for a like aggregate principal amount of Class E Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trust, the Trustee and any agent of the Trust or the Trustee may treat the Person in whose name this Class E Note is registered as the owner hereof for all purposes, whether or not this Class E Note may be overdue, and neither the Trust, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Class E Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed under its corporate seal.


Dated:  _________________, 199__

                                            COPELCO CAPITAL FUNDING TRUST
                                            98-A

                                            By:  WILMINGTON TRUST COMPANY

[SEAL]

                                            By:
                                               -------------------------------
                                                      Authorized Officer

Attest:


----------------------------



                    Trustee's Certificate of Authentication
                    ---------------------------------------

                  This is one of the Class E Notes referred to in the within mentioned Indenture.


                                       MANUFACTURERS AND TRADERS TRUST
                                       COMPANY, as Trustee


                                      By:
                                         -------------------------------------
                                                Authorized Officer

                                ASSIGNMENT FORM
                                ---------------


                  If you the holder want to assign this Class E Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class E Note to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class E Note on the books of the Trust. The agent may substitute another to act for him.



Dated:                          Signed:
----------------------------            -------------------------------------
                                           (sign exactly as the name appears
                                           on the other side of this Class E
                                           Note)


Signature Guarantee
                    ----------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class E Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class E Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class E Note.

                                   [FORM OF

                                CLASS R-1 NOTE]


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                      COPELCO CAPITAL FUNDING TRUST 98-A

                      _____% CLASS R-1 LEASE-BACKED NOTE


PP No. ___________
No. R-                                                           $____________

                  Copelco Capital Funding Trust 98-A, a business trust duly organized and existing under the laws of Delaware (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to [________], or registered assigns, the principal sum of _________________________________ Dollars ($____________), payable in monthly installments beginning on August 17, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of _____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

                  Principal and interest on this Class R-1 Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 17, 1998, either by check to the registered address of the Holder of this Class R-1 Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class R-1 Notes during the Principal Amortization Period shall be payable to the Holder of this Class R-1 Note only upon presentation and surrender of this Class R-1 Note at the Corporate Trust Office of the

Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                  The Stated Maturity of the Class R-1 Notes is _________, on which date the Outstanding Principal Amount of the Class R-1 Notes shall be due and payable.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class R-1 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This Class R-1 Note is one of a duly authorized issue of Class R-1 Notes of the Trust designated as its "_____% Class R-1 Lease-Backed Notes, Series 1998-A" (herein called the "Class R-1 Notes"), limited in aggregate principal amount of $__________, issued under the Indenture, dated as of July __, 1998 (herein called the "Indenture"), between the Trust and MANUFACTURERS AND TRADERS TRUST COMPANY as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trust, the Trustee and the Holders and of the terms upon which the Class R-1 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                  If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class R-1 Notes (but not less than all the Class R-1 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Trust with respect to the payment of principal and interest on this Class R-1 Note shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders under the Indenture at any time by the Trust and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class R-1 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class R-1 Note and of any Class R-1 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class R-1 Note or any Class R-1 Note.

                  No sale or transfer of this Class R-1 Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class R-1 Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class R-1 Note is registrable in the Note Register, upon surrender of this Class R-1 Note for registration of transfer at the office or agency of the Trustee in The City of Buffalo, NY, and at any other office or agency maintained by the Trust for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-1 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Class R-1 Notes are issuable only in registered form without coupons in minimum denominations of $250,000. As provided in the Indenture and subject to certain limitations therein set forth, Class R-1 Notes are exchangeable for a like aggregate principal amount of Class R-1 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trust, the Trustee and any agent of the Trust or the Trustee may treat the Person in whose name this Class R-1 Note is registered as the owner hereof for all purposes, whether or not this Class R-1 Note may be overdue, and neither the Trust, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Class R-1 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed under its corporate seal.


Dated:  _________________, 199__

                                       COPELCO CAPITAL FUNDING TRUST 98-A

                                       By:  WILMINGTON TRUST COMPANY

[SEAL]

                                       By:
                                          -----------------------------------
                                              Authorized Officer

Attest:


----------------------------



                    Trustee's Certificate of Authentication
                    ---------------------------------------

                  This is one of the Class R-1 Notes referred to in the within mentioned Indenture.


                                       MANUFACTURERS AND TRADERS TRUST
                                       COMPANY, as Trustee


                                       By:
                                          ------------------------------------
                                                 Authorized Officer

                                ASSIGNMENT FORM
                                ---------------


                  If you the holder want to assign this Class R-1 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class R-1 Note to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class R-1 Note on the books of the Trust. The agent may substitute another to act for him.



Dated:                           Signed:
------------------------------           ------------------------------------

                                         ------------------------------------
                                           (sign exactly as the name appears
                                           on the other side of this Class
                                           R-1 Note)


Signature Guarantee
                    ----------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class R-1 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class R-1 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class R-1 Note.

                                   [FORM OF

                                CLASS R-2 NOTE]


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                      COPELCO CAPITAL FUNDING TRUST 98-A

                      _____% CLASS R-2 LEASE-BACKED NOTE


PP No. ___________
No. R-                                                           $____________

                  Copelco Capital Funding Trust 98-A, a business trust duly organized and existing under the laws of Delaware (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to [________], or registered assigns, the principal sum of _________________________________ Dollars ($____________), payable in monthly installments beginning on August 17, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of _____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

                  Principal and interest on this Class R-2 Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 17, 1998, either by check to the registered address of the Holder of this Class R-2 Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class R-2 Notes during the Principal Amortization Period shall be payable to the Holder of this Class R-2 Note only upon presentation and surrender of this Class R-2 Note at the Corporate Trust Office of the

Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                  The Stated Maturity of the Class R-2 Notes is _________, on which date the Outstanding Principal Amount of the Class R-2 Notes shall be due and payable.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class R-2 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This Class R-2 Note is one of a duly authorized issue of Class R-2 Notes of the Trust designated as its "_____% Class R-2 Lease-Backed Notes, Series 1998-A" (herein called the "Class R-2 Notes"), limited in aggregate principal amount of $__________, issued under the Indenture, dated as of July __, 1998 (herein called the "Indenture"), between the Trust and MANUFACTURERS AND TRADERS TRUST COMPANY as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trust, the Trustee and the Holders and of the terms upon which the Class R-2 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                  If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class R-2 Notes (but not less than all the Class R-2 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Trust with respect to the payment of principal and interest on this Class R-2 Note shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders under the Indenture at any time by the Trust and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class R-2 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class R-2 Note and of any Class R-2 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class R-2 Note or any Class R-2 Note.

                  No sale or transfer of this Class R-2 Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class R-2 Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class R-2 Note is registrable in the Note Register, upon surrender of this Class R-2 Note for registration of transfer at the office or agency of the Trustee in The City of Buffalo, NY, and at any other office or agency maintained by the Trust for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-2 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Class R-2 Notes are issuable only in registered form without coupons in minimum denominations of $250,000. As provided in the Indenture and subject to certain limitations therein set forth, Class R-2 Notes are exchangeable for a like aggregate principal amount of Class R-2 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trust, the Trustee and any agent of the Trust or the Trustee may treat the Person in whose name this Class R-2 Note is registered as the owner hereof for all purposes, whether or not this Class R-2 Note may be overdue, and neither the Trust, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Class R-2 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed under its corporate seal.


Dated:  _________________, 199__

                                       COPELCO CAPITAL FUNDING TRUST
                                       98-A

                                       By:  WILMINGTON TRUST COMPANY

[SEAL]

                                       By:
                                          -------------------------------------
                                               Authorized Officer

Attest:


----------------------------



                    Trustee's Certificate of Authentication
                    ---------------------------------------

                  This is one of the Class R-2 Notes referred to in the within mentioned Indenture.


                                       MANUFACTURERS AND TRADERS TRUST
                                       COMPANY, as Trustee


                                       By:
                                          -----------------------------------
                                                Authorized Officer

                                ASSIGNMENT FORM
                                ---------------


                  If you the holder want to assign this Class R-2 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class R-2 Note to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class R-2 Note on the books of the Trust. The agent may substitute another to act for him.



Dated:                            Signed:
--------------------------------          ------------------------------------

                                          ------------------------------------
                                             (sign exactly as the name appears
                                             on the other side of this Class
                                             R-2 Note)


Signature Guarantee
                   -----------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class R-2 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class R-2 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class R-2 Note.

                                                                     EXHIBIT B

                                   [FORM OF

                              INVESTOR'S LETTER]

                                    (Date)

Copelco Capital Funding Trust 98-A
700 East Gate Center
Mount Laurel, New Jersey 08110

Ladies and Gentlemen:

                  We propose to purchase $___________ in original aggregate principal amount of Copelco Capital Funding TRUST 98-A _____% Class [E] [R-1] [R-2] Lease-Backed Notes, Series 1998-A, (the "Notes"). The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of July 1, 1998, among Copelco Capital Funding TRUST 98-A, MANUFACTURERS AND TRADERS TRUST COMPANY and COPELCO CAPITAL INC. Capitalized terms used herein but not otherwise defined shall have the same meaning as in the Indenture.

                  In connection with our proposed purchase of Notes, we agree to the following terms and conditions and make the representations and warranties stated herein with the express understanding that they will be relied upon by Copelco Capital Funding TRUST 98-A and the parties to the Placement Agent Agreement.

                  1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under any state securities or "Blue Sky" laws and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act and the registration or qualification requirements of such state laws.

                  2.  We are (Check one):

                  ___ (a) a "Qualified Institutional Buyer" (as defined in
                      Rule 144A under the Securities Act), in the case of a transfer of Certificates to be made in reliance on Rule 144A.

                  ___ (b) an institutional investor that has such knowledge
                      and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and is able to bear the economic risk of investment in the Notes.

                  ___ (c) an "accredited investor" as defined in Rule 501
                      promulgated under the Securities Act that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Notes and is able to bear the economic risk of investment in the Notes.

                  3. We agree that, to the extent that Section 2(a) of this letter is applicable, that the Notes will not be transferred unless such transfer is made in reliance on Rule 144A or unless some other exemption from the registration requirements of the Securities Act, or any applicable state securities law, is available.

                  4. To the extent that Section 2(b) or (c) of this letter is applicable, that we are acquiring the Notes (i) solely for investment purposes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any resale or distribution of the Notes in whole or in part, or (ii) otherwise for purposes which will not constitute a distribution of securities under the Securities Act, or under any state securities or "Blue Sky" laws subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control, and under no circumstances will we attempt to sell, pledge, hypothecate or otherwise transfer all or any portion of our interest in the Notes except in accordance with the terms of the Notes and the Indenture.

                  5. We agree not to sell the Notes in whole or in part, unless the subsequent purchaser agrees to be subject to the same representations and warranties as were applicable to us in acquiring the Notes.

                  6. We understand that each of the Notes shall bear a legend to substantially the following effect:

                  THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF (i) UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE LAWS AND (ii) IN THE CASE OF A TRANSFER TO AN ENTITY USING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN, UNLESS SUCH TRANSFER IS COVERED BY A CLASS EXEMPTION ISSUED BY THE U.S. DEPARTMENT OF LABOR. BY ACCEPTANCE OF THIS CLASS C NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE INDENTURE.

                  7. We understand that there is no public market for the Notes and it is unlikely that such market will develop.

                  8.  We are authorized to invest in the Notes.

                  9. We certify that, in acquiring the Notes, we have complied with any applicable guidelines or regulations for or limitations on investments established by each regulatory agency or body, if any, which has jurisdiction over investments made by us and that our acquisition and retention of the Notes will not violate the limitations on possession contained in any such guidelines, regulations or limitations.

                  10. We further agree to be bound by all of the terms and conditions of ownership of the Notes contained in the Indenture, as the same may be amended from time to time.


                                       Very truly yours,

                                       [TRANSFEREE]